                                                                   EXHIBIT 10.66

                               PURCHASE AGREEMENT

                                     BETWEEN

                 ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2002 LLC
                                    as Buyer

                                       AND

                          ALLIANCE LAUNDRY SYSTEMS LLC,
                                    as Seller

                          DATED AS OF NOVEMBER 26, 2002

                                TABLE OF CONTENTS

ARTICLE I    DEFINITIONS.................................................................1
   SECTION 1.1.  Definitions.............................................................1

ARTICLE II   PURCHASE AND SALE OF CONVEYED ASSETS........................................2
   SECTION 2.1.  Initial Transfer of Conveyed Assets.....................................2
   SECTION 2.2.  Subsequent Transfers of Conveyed Assets.................................2
   SECTION 2.3.  Timing of Conveyances...................................................3
   SECTION 2.4.  Consideration for, and Characterization of, Purchases...................3
   SECTION 2.5.  No Recourse.............................................................4
   SECTION 2.6.  No Assumption of Obligations Relating to Conveyed Assets,
                 Related Assets or Contracts.............................................4
   SECTION 2.7.  True Sales and True Contributions.......................................4
   SECTION 2.8.  Addition of Sellers.....................................................5
   SECTION 2.9.  [Reserved]..............................................................5
   SECTION 2.10. Calculation of Purchase Price...........................................5
   SECTION 2.11. Definitions and Calculations Related to Purchase Price
                 Percentage..............................................................6
   SECTION 2.12. Purchase Mechanics......................................................8
   SECTION 2.13. [Reserved]..............................................................9
   SECTION 2.14. Application of Collections and Other Funds..............................9
   SECTION 2.15. Servicing of Conveyed Assets and Related Assets........................10
   SECTION 2.16. Payments and Computations, Etc.........................................10

ARTICLE III  REPRESENTATIONS AND WARRANTIES.............................................10
   SECTION 3.1.  Representations and Warranties of the Sellers..........................10
   SECTION 3.2.  Representations and Warranties of Buyer................................16

ARTICLE IV   CONDITIONS.................................................................18
   SECTION 4.1.  Conditions to Obligation of Buyer......................................18
   SECTION 4.2.  Conditions To Obligation of Seller.....................................19
   SECTION 4.3.  Effect of Transfer.....................................................20

ARTICLE V    ADDITIONAL AGREEMENTS......................................................20
   SECTION 5.1.  Affirmative Covenants..................................................20
   SECTION 5.2.  Reporting and Noticing Requirements....................................24
   SECTION 5.3.  Negative Covenants.....................................................25

ARTICLE VI   ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE SPECIFIED ASSETS.......27
   SECTION 6.1.  Rights of Buyer........................................................27
   SECTION 6.2.  Responsibilities of the Sellers........................................28
   SECTION 6.3.  Further Action Evidencing Purchases....................................28
   SECTION 6.4.  Collection of Conveyed Assets; Rights of Buyer and Its Assignees.......29

ARTICLE VII  TERMINATION................................................................30
   SECTION 7.1.  Termination by the Sellers.............................................30
   SECTION 7.2.  Automatic Termination..................................................30

ARTICLE VIII INDEMNIFICATION............................................................30
   SECTION 8.1.  Indemnities by the Sellers.............................................30

ARTICLE IX   MISCELLANEOUS PROVISIONS...................................................32
   SECTION 9.1.  Amendments; Waivers, Etc...............................................32
   SECTION 9.2.  Notices................................................................33
   SECTION 9.3.  Cumulative Remedies....................................................33
   SECTION 9.4.  Binding Effect; Assignability; Survival of Provisions..................33
   SECTION 9.5.  Governing Law..........................................................33
   SECTION 9.6.  Costs, Expenses and Taxes..............................................33
   SECTION 9.7.  Submission to Jurisdiction.............................................34
   SECTION 9.8.  WAIVER OF JURY TRIAL...................................................34
   SECTION 9.9.  Integration............................................................34
   SECTION 9.10. Counterparts...........................................................35
   SECTION 9.11. Acknowledgment and Consent.............................................35
   SECTION 9.12. No Partnership or Joint Venture........................................35
   SECTION 9.13. No Proceedings.........................................................35
   SECTION 9.14. Severability of Provisions.............................................35
   SECTION 9.15. Further Assurances.....................................................36
   SECTION 9.16. Survival...............................................................36

                                    EXHIBITS

Exhibit A-1 - Form of Initial PA Assignment

Exhibit A-2 - Form of Subsequent PA Assignment

Exhibit B   - Form of PA Assignment


                                    SCHEDULES


Schedule Number   Description
---------------   -----------
3.1(k)            Perfection Certificate - Seller
3.1(p)            Listing of Lockbox and Bank Accounts


                                   APPENDICES

Appendix A        Definitions

                                      -ii-

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Appendix B        Notice Addresses and Procedures

          PURCHASE AGREEMENT, dated as of November 26, 2002, between ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2002 LLC, a Delaware limited liability company (together with its permitted successors and assigns, the "Buyer"), and ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company individually, and as Servicer (in its individual capacity, "ALS", or "Seller" and collectively with all Subsidiaries of ALS that become a Seller, the "Sellers").

          WHEREAS, Buyer desires to purchase from Seller, from time to time, Equipment Loans, Receivables and all Related Security;

          WHEREAS, Seller is willing to sell to Buyer from time to time such Equipment Loans, Receivables and Related Security;

          WHEREAS, Buyer will sell or otherwise transfer such Equipment Loans, Receivables and Related Security, to Alliance Laundry Equipment Receivables Trust 2002-A (together with its permitted successors and assigns, the "Issuer");

          WHEREAS, the Issuer will issue notes and certificates of beneficial interest (any such issued interests or securities collectively the "Securities") to fund its acquisition of such Equipment Loans, Receivables and Related Security; and

          WHEREAS, the Issuer will pledge its rights in such Receivables, Equipment Loans and Related Security, including its rights under this Agreement, to the Indenture Trustee under the Indenture for the benefit of the Securityholders and the Insurer.

          NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned them in Part A of Appendix A hereto, as it may be amended, supplemented or modified from time to time. All references herein to "the Agreement" or "this Agreement" are to this Purchase Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part B of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II

                      PURCHASE AND SALE OF CONVEYED ASSETS

     SECTION 2.1. Initial Transfer of Conveyed Assets. On the terms and subject to the conditions set forth in this Agreement (including the conditions precedent set forth in Article IV), each Seller hereby transfers to the Buyer, effective as of the Closing Date, all of Seller's right, title and interest in, to and under:

          (a) all Receivables of the Seller, as listed on the Funding Date Data Pool Report delivered on the Closing Date, which report shall contain data as of the Initial Cutoff Date;

          (b) each Equipment Loan that is listed as one of the Initial Transferred Assets on the Funding Date Data Pool Report delivered on the Closing Date, which report shall contain data as of the Initial Cutoff Date;

          (c) all Related Security with respect to all Conveyed Assets described in Sections 2.1(a) and (b) above;

          (d) the Lockboxes, the Bank Accounts, all documents, instruments and agreements relating to the Lockboxes and the Bank Accounts, and all amounts from time to time on deposit in the Lockboxes or the Bank Accounts;

          (e) all Records relating to any of the foregoing; and

          (f) all Proceeds of the foregoing, including Collections.

Such transfer shall be characterized as set forth in Section 2.4 hereof. All of the items listed in clauses (a), (b), (c), (d), (e) and (f) of this Section 2.1 are collectively referred to as the "Initial Transferred Assets".

     SECTION 2.2. Subsequent Transfers of Conveyed Assets. On the terms and subject to the conditions set forth in this Agreement (including the conditions precedent set forth in Article IV), each Seller agrees to transfer to Buyer (which transfer shall be characterized as set forth in Section 2.4 hereof), and Buyer agrees to accept from such Seller, at the times set forth in Section 2.3, all of such Seller's right, title and interest in, to and under:

          (a) all unpaid Receivables existing as of the related Receivables Cutoff Date and originated since the immediately preceding Receivables Cutoff Date which Receivables shall be listed on a Funding Date Data Pool Report delivered two Business Days prior to the related Funding Date, which report shall contain data as of the related Receivables Cutoff Date;

          (b) each Equipment Loan that is listed on a Funding Date Data Pool Report delivered two Business Days prior to the related Funding Date, which report shall contain data as of the Loan Cutoff Date;

          (c) all Related Security with respect to all Conveyed Assets described in Sections 2.2(a) and (b) above;

          (d) all Records relating to any of the foregoing; and

          (e) all Proceeds of the foregoing, including Collections.

As used herein, (i) "Purchased Receivables" means the items listed above in Sections 2.1(a) and 2.2(a), (ii) "Purchased Equipment Loans" means the items listed above in Sections 2.1(b) and 2.2(b), (iii) "Conveyed Assets" means the Purchased Receivables and Purchased Equipment Loans collectively, (iv) "Related Assets" means the items listed above in Sections 2.1(c), (d), (e) and (f) and 2.2(c), (d) and (e) collectively, and (v) "Specified Assets" means the Conveyed Assets and the Related Assets collectively.

     SECTION 2.3. Timing of Conveyances. Subject to the satisfaction of the terms and conditions of Section 4.1:

          (a) Initial Closing Date Conveyances. The Specified Assets described in Section 2.1 shall be conveyed by the Seller to the Buyer on the Closing Date pursuant to a written assignment substantially in the form of Exhibit A-1 (the "Initial PA Assignment").

          (b) Regular Purchases. From the Closing Date until the earlier to occur of (x) the date on which a Rapid Amortization Event or Event of Default initially occurs and (y) the closing of Seller's business on the Purchase Termination Date, any Conveyed Assets and Related Assets shall be transferred by the Seller to the Buyer, pursuant to a written assignment substantially in the form of Exhibit A-2 (each a, "Subsequent PA Assignment" and, together with the Initial PA Assignment the "PA Assignments"), on the Purchase Date set forth in a Funding Date Data Pool Report delivered by a Seller to the Buyer that lists such Conveyed Assets; provided, however, that such purchases and sales of Receivables and of Equipment Loans shall occur not more frequently than once per each calendar week for each type of asset (it being understood that separate purchases of Receivables and Equipment Loans may occur on different days).

     SECTION 2.4. Consideration for, and Characterization of, Purchases. (a) On the terms and subject to the conditions set forth in this Agreement, Buyer agrees to make Purchase Price payments to, and accept capital contributions from, the Sellers in accordance with the provisions of Section 2.12 hereof.

          (b) The transfers contemplated in Section 2.1 and Section 2.2 of Eligible Receivables and Eligible Equipment Loans shall be treated as (x) sales to the extent of cash received by Seller from Buyer on the related Purchase Date and (y) if such Seller is ALS, to the extent the Total Consideration is in excess of the amount set forth in clause (x), a contribution to the capital of the Buyer in the amount of such excess. The transfers of Conveyed Assets contemplated in Sections 2.1 and 2.2 that are not Eligible Receivables or Eligible Equipment Loans shall be treated as a capital contribution to the Buyer.

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     SECTION 2.5. No Recourse. Except as specifically provided in this
Agreement, the sale and purchase of Purchased Assets under this Agreement shall be without recourse to the Sellers; it being understood that each Seller shall be liable to Buyer for all representations, warranties, covenants and indemnities made by such Seller pursuant to the terms of this Agreement, all of which obligations are limited so as not to constitute recourse to such Seller for the credit risk of the Obligors under any Conveyed Assets.

     SECTION 2.6. No Assumption of Obligations Relating to Conveyed Assets, Related Assets or Contracts. None of the Buyer, the Servicer, the Issuer, the Indenture Trustee or any Third Party Financier shall have any obligation or liability to any Obligor or other customer or client of Seller, including any obligation to perform any of the obligations of any Seller under any Purchased Asset. No such obligation or liability is intended to be assumed by the Buyer, the Servicer, the Issuer, the Indenture Trustee or any Third Party Financier, and any assumption is hereby expressly disclaimed.

     SECTION 2.7. True Sales and True Contributions. The Sellers and Buyer intend the transfers of Specified Assets hereunder to be absolute conveyances by the Sellers to Buyer that are absolute and irrevocable and that provide Buyer with the full benefits of ownership of the Specified Assets, and (other than for tax purposes and the limited accounting purposes described in the following sentence) none of the Sellers nor Buyer intend the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from Buyer to any Seller. Without limiting or otherwise affecting the preceding sentence, and solely for accounting purposes, the Seller will treat the sale or contribution of Receivables owing by certain foreign obligors as loans until the Seller recognizes the revenue associated with those Receivables in accordance with GAAP consistently applied; and for tax purposes, the transactions contemplated by the Basic Documents will be treated as a financing by the Seller. However, in the event that, notwithstanding the intent of the parties, any Specified Assets are determined to be property of any Seller's estate, then (i) this Agreement also shall be deemed to be a security agreement within the meaning of the UCC, and
(ii) the conveyance by such Seller provided for in this Agreement shall be deemed to be a grant by such Seller to Buyer of, all of such Seller's right, title and interest in, to and under the Specified Assets, whether now or hereafter existing or created, to secure (1) the rights of Buyer hereunder, (2) a loan by Buyer to such Seller in the amount of the Total Consideration and (3) without limiting the foregoing, the payment and performance of such Seller's obligations (whether monetary or otherwise) hereunder. Each Seller and Buyer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Specified Assets, such security interest would be deemed to be a perfected security interest of first priority (subject to Permitted Adverse Claims) in favor of Buyer under applicable law and shall be maintained as such throughout the term of this Agreement. The parties agree that the foregoing sales of Specified Assets constitute sales of "accounts", "promissory notes" and "tangible chattel paper" as described in the UCC, and that this Agreement shall create a security interest in favor of the Buyer as the purchaser of the Specified Assets. Notwithstanding such intent, if the arrangements with respect to the Specified Assets hereunder are deemed for any purpose to constitute a loan and not a purchase and sale or contribution of such Specified Assets, it is the intention of the parties hereto that this Agreement shall still constitute a security agreement under applicable law, and each Seller hereby grants to the Buyer a first priority perfected security interest in all of such Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under the Specified Assets, and all money, accounts, general intangibles, payment intangibles, chattel paper, instruments, documents, goods, supporting obligations, investment property, deposit accounts, securities accounts, certificates of deposit, letters of credit, letter-of-credit rights, and advices of credit consisting of, arising from or related to the Specified Assets, and all proceeds thereof, to secure its obligations hereunder, including its obligation to remit to the Seller, or its successors and assigns, all Collections of the Specified Assets and other proceeds of the Specified Assets.

     SECTION 2.8. Addition of Sellers. Upon (i) the satisfaction of the Rating Agency Condition, (ii) the delivery to Issuer (as assignee of Buyer) of a performance guaranty by ALS, in form and substance acceptable to the Control Party, guaranteeing the performance obligations of such Subsidiary of the Seller and (iii) with the prior written consent of the Control Party and the Noteholders representing 66 2/3% of the aggregate Outstanding Amount of the Notes in each instance, any Subsidiary of Seller may become a Seller hereunder and thereafter may sell to Buyer its Receivables, Equipment Loans, Related Security, Lockboxes, Bank Accounts and Proceeds. Each Subsidiary of a Seller that is proposed to be added as a Seller shall give to each of the Buyer and all Third Party Financiers not less than ten (10) Business Days' prior written notice of the effective date of the addition of the Subsidiary as a Seller. Once the notice has been given, any addition of a Subsidiary of Seller as a Seller pursuant to this section shall become effective on the first Business Day following the expiration of such ten (10) Business Day period (or such later date as may be specified in the notice) on which the Subsidiary and the parties hereto shall have executed and delivered the agreements, instruments and other documents and the amendments or other modifications to the Transaction Documents (including financing statements, lien searches and opinions), in form and substance reasonably satisfactory to each of the Buyer and each Third Party Financiers, that any of the foregoing reasonably determines are necessary or appropriate to effect the addition.

     SECTION 2.9. [Reserved]

     SECTION 2.10. Calculation of Purchase Price. On each day when Specified Assets are transferred to Buyer from a Seller pursuant to Section 2.2, the "Purchase Price" to be paid by the Buyer to such Seller on such day for the applicable Specified Assets that are Eligible Receivables and/or Eligible Equipment Loans and that are to be sold by such Seller on such day shall be determined in accordance with the following formula:

     PP                 =  AUB x PPP
     where:
     PP                 =  the aggregate Purchase Price for
                           the applicable Specified Assets to be
                           purchased from such Seller on such day;
     AUB                =  the "Aggregate Unpaid Balance" of the
                           applicable Conveyed Assets that are to be
                           transferred from such Seller on the Purchase
                           Date set forth in the related Funding Date
                           Data Report. For purposes of this
                           calculation, "Aggregate Unpaid Balance"
                           shall
                           mean (i)for purposes of calculating the
                           Purchase Price to be paid to such Seller on
                           the Closing Date, the sum of the Unpaid
                           Balance of each applicable Conveyed Asset
                           generated by such Seller, calculated as of
                           the close of business on the third Business
                           Day prior to the Closing Date, and (ii) for
                           purposes of calculating the Purchase Price
                           on each subsequent Purchase Date, the sum of
                           the Unpaid Balance of each applicable
                           Conveyed Asset to be purchased from such
                           Seller on such day, calculated as of the
                           close of business on the third Business Day
                           prior to such Purchase Date; and
     PPP                =  the Purchase Price Percentage applicable
                           to the applicable Conveyed Assets to be
                           purchased from such Seller on such day, as determined pursuant to Section 2.11 (which
                           Purchase Price Percentage will differ
                           according to the type of Conveyed Assets
                           sold).

     SECTION 2.11. Definitions and Calculations Related to Purchase Price Percentage.

          (a) (i) "Purchase Price Percentage" for any Receivables that are Eligible Receivables and are to be sold by a Seller on any day during a Settlement Period shall mean the percentage determined in accordance with the following formula:

     PPP                =  100% - (LD + PDRR)
     where:
     PPP                =  the Purchase Price Percentage in effect
                           during such Settlement Period,
     LD                 =  the Loss Discount (expressed as a
                           percentage) in effect during such Settlement
                           Period, as determined pursuant to subsection
                           (b) below, and
     PDRR               =  the Purchase Discount Reserve Ratio
                           (expressed as a percentage) in effect during such Settlement Period, as determined on such day pursuant to subsection (c) below, and

          (ii) "Purchase Price Percentage" for any Equipment Loans that are Eligible Loans and are to be sold by a Seller on any day during a Settlement Period shall mean one-hundred percent (100%).

          The Purchase Price Percentage, the Loss Discount and the Purchase Discount Reserve Ratio shall be recomputed by the Servicer on or prior to each Settlement Date as of the then most recent Cutoff Date, and shall become effective immediately after it becomes available and remain in effect until the next succeeding Settlement Date; provided, however, that if such data is not delivered on or prior to a Settlement Date, the Purchase Price Percentage, the Loss Discount and Purchase Discount Reserve Ratio which are then applicable shall remain effective until such revised information is delivered.

          (b) (i) "Loss Discount" in effect during such Settlement Period means a percentage equal to the Default Ratio (expressed as a percentage) for the Calculation Period ending immediately prior to the commencement of such Settlement Period.

          (ii) "Default Ratio" shall have the meaning set forth in Part I of Appendix A to the Pooling and Servicing Agreement.

          (c) "Purchase Discount Reserve Ratio" for the Receivables to be sold on any day during a Settlement Period shall mean a percentage determined in accordance with the following formula:

     PDRR               =  DSOR/360 x DR
     where:
     PDRR               =  the Purchase Discount Reserve Ratio in
                           effect during such Settlement Period,
     DSOR               =  the Days Sales Outstanding-Receivables
                           during the Calculation Period ending
                           immediately prior to the commencement of
                           such Settlement Period, and
     DR                 =  the Discount Rate (expressed as a
                           percentage) in effect during such Settlement
                           Period as determined pursuant to subsection
                           (d) below.

          (d) "Discount Rate" for the Conveyed Assets to be sold or contributed on any day during a Settlement Period shall mean a percentage calculated to provide Buyer with a reasonable return on its investment in the Conveyed Assets after taking account of (i) the time value of money based upon the anticipated dates of collection of the Conveyed Assets and the cost to Buyer of financing its investment in the Conveyed Assets during such period and (ii) the costs of sub-servicing performed by the applicable Seller. A Seller and Buyer may agree from time to time to change the Discount Rate based on changes in the items affecting the calculation thereof; provided that any change to the Discount Rate shall take effect as of the commencement of a Settlement Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of Purchases which occurred during any Settlement Period ending prior to the Settlement Period during which such Seller and Buyer agree to make such change; and provided, further, that any adjusted Purchase Price calculation resulting from such adjustment shall be determined by the Seller and the Buyer to result in a Purchase Price that represents the then fair market value of such Conveyed Assets.

          (e) The Discount Rate shall initially be 5%.

     SECTION 2.12. Purchase Mechanics. (a) (i) To the extent Buyer has sufficient funds or Purchase Price Credits pursuant to clauses (A) and (B) below, then the Buyer shall purchase from the Seller on the first Funding Date and on each Purchase Date the Conveyed Assets that are Eligible Receivables and Eligible Equipment Loans, pursuant to Section 2.2 on the terms and subject to the conditions of this Agreement, and Buyer shall pay to such Seller as the Purchase Price for the applicable Conveyed Assets purchased on such day as follows:

               (A) make a cash payment to such Seller of such Purchase Price, to the extent that Buyer has cash available to make such payment pursuant to Section 2.14;

               (B) if the Buyer does not have cash available to pay the full Purchase Price, automatically decrease the aggregate amount of then outstanding Purchase Price Credits with respect to such Seller, but not below zero;

          (ii) To the extent the Buyer has insufficient funds or Purchase Price Credits pursuant to the foregoing clauses (A) and (B) above, then the Seller shall be deemed to have made a capital contribution to the Buyer in the amount of such deficiency (that is, in an amount equal to the difference between (x) an amount equal to the aggregate Purchase Price that would be payable for all Eligible Receivables or Eligible Equipment Loans, as applicable, transferred on the applicable Purchase Date, had they all been sold for cash and Purchase Price Credits (such amount, the "Total Consideration") less (y) the Purchase Price actually paid (whether in the form of cash or Purchase Price Credits) for all Eligible Receivables or Eligible Equipment Loans, as applicable, sold on the applicable Purchase
     Date) on the first Funding Date or on any such Purchase Date with respect to the remainder of the Conveyed Assets that are Eligible Receivables and Eligible Equipment Loans, pursuant to Section 2.2 on the terms and subject to the conditions of this Agreement.

          (b) The Seller shall be deemed to have made a capital contribution to the Buyer on the First Funding Date and on each Purchase Date of the Conveyed Assets that are not Eligible Receivables or Eligible Equipment Loans.

          (c) If on any Business Day, either of the following conditions shall apply:

               (A) the Unpaid Balance of a Purchased Receivable is (i) reduced as a result of any defective goods or services or a cash discount,
          (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction and whether such claim relates to a Seller or any Affiliate thereof), or (iii) otherwise reduced as a result of any Dilution; or

               (B) any of the Buyer, or the Control Party reasonably determines that any Purchased Receivable that was identified on the related Funding Date Data Pool Report as an Eligible Receivable or the associated Related Asset failed to comply with the representations set forth in Section 3.1 on the Purchase Date on which such Purchased Receivable was transferred by the Seller to the Buyer (if a Purchased Receivable is remedied under this clause (B), then the remedy under clause (A) shall not apply), then, in either such instance, the Buyer shall be entitled to a reduction in the then unpaid Purchase Price otherwise payable to the applicable Seller (such reduction in the unpaid Purchase Price, a "Purchase Price Credit") in an amount equal to (i) in the case of clause (A) above, the full amount of such reduction, setoff or cancellation in the Unpaid Balance of such Purchased Receivable, and
(ii) in the case of clause (B) above, the Unpaid Balance of such non-conforming Purchased Receivable on the date such Purchase Price Credit is determined (the applicable amount set forth in clause (i) or (ii), the "Receivable Repurchase Amount"). The applicable Seller may, at its option, at any time prior to the Conversion Date elect to remedy the events described in clause (A) or (B) above by remitting to the Issuer (as assignee of the Buyer) cash in an amount equal to the unpaid Receivable Purchase Amount.

          Notwithstanding the foregoing, the applicable Seller shall remit to the Issuer (as assignee of the Buyer): (x) on the Conversion Date, cash in an amount equal to the sum of all then unpaid Receivable Repurchase Amounts calculated as of the Conversion Date and (y) on each Business Day after the Conversion Date, cash in an amount equal to all Unpaid Receivable Repurchase Amounts that result from events or conditions that occur or exist (or are discovered) subsequent to the Conversion Date.

          (d) If on any Business Day, any of the Buyer, the Issuer or the Control Party reasonably determines that any Purchased Equipment Loan that was identified as an Eligible Equipment Loan on the related Funding Date Data Pool Report or the associated Related Assets failed to comply with the representations set forth in Section 3.1 on the Purchase Date on which such Purchased Equipment Loan was transferred by such Seller to Buyer, then, the Seller shall, at its election, either repurchase the affected Purchased Equipment Loans for the Purchase Price equal to the Warranty Payment for such Loan or provide the Buyer (or the Issuer as its assignee) with a Substitute Loan, at the times and in accordance with the procedures set forth in Section
2.12 or 2.13 as applicable of the Pooling and Servicing Agreement.

     SECTION 2.13. [Reserved]

     SECTION 2.14. Application of Collections and Other Funds. If, on any day, Buyer receives payments from the Trust as permitted by the Indenture, Buyer shall apply the funds as follows:

          (a) first, to pay its existing expenses and to set aside funds for the payment of expenses that are then accrued (in each case to the extent such expenses are permitted to exist under the applicable Third Party Documents);

          (b) second, to pay the unpaid Purchase Price pursuant to Section 2.12 for the applicable Conveyed Assets and Related Assets which were purchased by Buyer from the Sellers on such day (or if such day is not a Business Day, on the next Business Day); and

          (c) third, if Buyer shall elect, to declare and pay distributions to ALS, in its capacity as the sole member of Buyer, to the extent permitted by law.

     SECTION 2.15. Servicing of Conveyed Assets and Related Assets. Consistent with Buyer's ownership of the Specified Assets, as between the parties to this Agreement, Buyer shall have the sole right to service, administer and collect the Specified Assets and to assign and delegate such right to others.

     SECTION 2.16. Payments and Computations, Etc. (a) All amounts to be paid by a Seller to Buyer hereunder shall be paid in accordance with the terms hereof no later than 11:30 a.m., New York City time, on the day when due in Dollars in immediately available funds to an account that Buyer shall from time to time specify in writing. Payments received by Buyer after such time shall be deemed to have been received on the next Business Day. In the event that any payment becomes due on a day that is not a Business Day, then the payment shall be made on the next Business Day. Each Seller shall, to the extent permitted by law, pay to Buyer, on demand, interest on all amounts not paid when due hereunder at 2% per annum above the Base Rate plus the Applicable Margin (as each such term is defined in the Pooling and Servicing Agreement) on the date the payment was due; provided, however, that the interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          (b) All amounts to be paid by Buyer to a Seller hereunder shall be paid no later than 3:00 p.m., New York City time, on the day when due in Dollars in immediately available funds to an account that Seller shall from time to time specify in writing. Payments received by such Seller after such time shall be deemed to have been received on the next Business Day. In the event that any payment becomes due on a day that is not a Business Day, then such payment shall be made on the next Business Day.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties of the Sellers. Each Seller severally makes the following representations and warranties for the benefit of the Buyer, the Issuer and the Third Party Financiers as to each Seller and as to the Specified Assets on which Buyer relies in accepting such Specified Assets. Unless otherwise provided below, such representations and warranties speak as of the Closing Date and each Purchase Date and Funding Date for each Seller for the Specified Assets to be acquired on such date, and shall survive the sale, transfer and assignment of such Specified Assets to Buyer and the subsequent assignment and transfer thereof to the Issuer:

          (a) Organization and Good Standing. Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Specified Assets;

          (b) Due Qualification. Seller is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires or shall require such qualification;

          (c) Power and Authority. Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; Seller has full power and authority to sell and assign the Specified Assets to Buyer, has duly authorized such sale and assignment to Buyer by all necessary limited liability company action; and the execution, delivery and performance of this Agreement have been duly authorized by Seller by all necessary limited liability company action;

          (d) Valid Sale; Binding Obligation. This Agreement, together with the delivery of a Funding Date Data Pool Report, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Specified Assets specified therein, enforceable against creditors of Seller; and this Agreement, together with the applicable Funding Date Data Pool Report, when duly executed and delivered, shall constitute a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (e) No Violation. The consummation of the transactions contemplated by this Agreement and any Funding Date Data Pool Report, and the fulfillment of the terms of this Agreement and any Funding Date Data Pool Report, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time, or both) a default under, the limited liability company agreement of Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than this Agreement or any other Transaction Document), or violate any law (including without limitation any bulk sales, tax or similar laws) or, to Seller's knowledge, any order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or any of its properties;

          (f) No Proceedings. There are no proceedings or, to Seller's knowledge, investigations pending or, to Seller's knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties
(i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document;

          (g) No Consent. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by Seller of this Agreement or any other Transaction Document or the consummation by Seller of the transactions contemplated hereby or thereby except as expressly contemplated herein or therein;

          (h) Due Execution and Delivery. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered on behalf of Seller;

          (i) Ability to Perform. No event has occurred which materially and adversely affects Seller's operations or its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party;

          (j) Insolvency. Seller (i) is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or any other Transaction Document and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder, (ii) shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (iii) shall not make such transfer with actual intent to hinder, delay or defraud any Person, and (iv) shall not have assets that constitute unreasonably small capital to carry out its business as then conducted. Seller does not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official with respect to it or any of its assets. Seller is not selling or transferring the Specified Assets with any intent to hinder, delay or defraud its creditors;

          (k) UCC Information. As of the Initial Funding Date, the information set forth on Schedule 3.1(k) is true, correct and complete in all material respects;

          (l) [Reserved]

          (m) Release of Lien. Each transfer of Conveyed Assets and Related Assets satisfies the requirements for release of all liens thereon set forth in the Amended and Restated Credit Agreement, dated as of August 2, 2002 (the "Credit Agreement"), among Alliance Laundry Holdings LLC, a Delaware limited liability company, Alliance Laundry Systems LLC, a Delaware limited liability company, the several banks and other financial institutions or entities from time to time parties thereto, Lehman Brothers Inc., as sole advisor, sole lead arranger and sole bookrunner, Lehman Commercial Paper Inc., as syndication agent, Fleet National Bank and LaSalle Bank National Association, as documentation agents and General Electric Capital Corporation, as administrative agent, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time. All transfers shall satisfy the requirements for release set forth in any successor facility to the Credit Agreement;

          (n) Eligible Equipment Loans and Eligible Receivables. On the Closing Date or subsequent Purchase Date of Conveyed Assetshereunder from such Seller, each such Conveyed Asset identified as an Eligible Equipment Loan or Eligible Receivable in the related Funding Date Data Pool Report, is an Eligible Equipment Loan or Eligible Receivable, as the case may be;

          (o) Accuracy of Information. All written information furnished by, or on behalf of, such Seller to Buyer or any Third Party Financier pursuant to or in connection with any Transaction Document, or any transaction contemplated herein or therein, does not and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made not misleading, in each case on the date the statement was made and in light of the circumstances under which the statements were made or the information was furnished; (p) Lockbox Banks and Payment Instructions. The names and addresses of all the banks, together with the account numbers of the accounts at such banks (and all related lockboxes and post office boxes), into which Collections are paid as of the Closing Date are set forth in Schedule 3.1(p) hereto; such banks, accounts, lockboxes and post office boxes constitute all of the Lockbox Banks and Lockboxes as of the Closing Date, and all of such Lockboxes are subject to Lockbox Agreements;

          (q) [Reserved]

          (r) [Reserved]

          (s) Taxes. Such Seller has filed all Federal income tax returns and all other material tax returns (including, without limitation, any bulk sales or similar tax returns) that are required to be filed by it whether in connection with this transaction or otherwise and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it, except for any such taxes or assessments, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in conformity with GAAP have been provided. No Tax Lien has been filed, and, to the knowledge of such Seller, no claim is being asserted, with respect to any such tax or assessment;

          (t) Margin Regulations. No use of any funds obtained by Seller under this Agreement will conflict with or contravene any of Regulations T, U and X promulgated by the Federal Reserve Board from time to time;

          (u) Investment Company Act; Other Regulations. Such Seller is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Such Seller is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur indebtedness;

          (v) No Adverse Selection. No Purchased Equipment Loan is selected on any basis intended to adversely affect the value of any Third Party Financier's right and interest under the applicable Third Party Documents;

          (w) ERISA. As of the date hereof and as of each Purchase Date: (i) each of ALS and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and regulations and published interpretations thereunder, and (ii) no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect;

          (x) [Reserved]

          (y) [Reserved]

          (z) Conformity with Seller Policies. All Specified Assets (other than those not identified as Eligible Receivables or Eligible Loans) were originated in the ordinary course of business and in conformity with the Credit and Collection Policies of such Seller as in effect at such time; and

          (aa) Security Interest Representations.

          (i) In the event that the transfer of the Specified Assets pursuant to the terms of this Agreement is held not to constitute a "true sale" or "true contribution", this Agreement creates a valid and continuing security interest (as defined in the UCC) in the Specified Assets in favor of the Buyer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller;

          (ii) The Purchased Receivables constitute "accounts" within the meaning of the applicable UCC. The Purchased Equipment Loans constitute "tangible chattel paper" within the meaning of the applicable UCC. The Equipment constitutes "equipment" and not "fixtures" under the UCC. The Equipment Notes constitute "instruments" within the meaning of the applicable UCC;

          (iii) Immediately prior to the conveyance of the Specified Assets set forth in this Agreement, the Seller was the sole owner of such Specified Assets and owned and had good and marketable title to the Specified Assets, free and clear of any Lien, claim or encumbrance of any Person (whether senior, junior or pari passu) except for any Permitted Adverse Claim; provided, however, that the Seller makes no representation regarding the availability of a willing buyer for the Specified Assets.

          (iv) The Seller has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Specified Assets granted to the Buyer and assigned to the Issuer (and the Indenture Trustee as assignee of the Issuer). All financing statements filed against the Seller in favor of the Buyer in connection herewith describing the Specified Assets contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Buyer, the Issuer and the Indenture Trustee (as assignee of the Issuer)";

          (v) The Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Specified Assets except for Permitted Adverse Claims. The Seller has not authorized the filing of, and is not aware of, any financing statements or documents of similar import against the Seller that include a description of collateral covering the Specified Assets other than any financing statement or document of similar import (i) relating to the security interest granted to the Buyer and assigned to the Issuer (and the Indenture Trustee as assignee of the Issuer) or (ii) that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller;

          (vi) The Seller or the Indenture Trustee has received a written acknowledgement from the Custodian that the Custodian is holding the only originally executed counterpart of each Equipment Note and the related security agreement on behalf of, and for the benefit of, the Indenture Trustee and is subject to the Custodian's customary security and safekeeping procedures;

          (vii) None of the Equipment Notes or Equipment Loans have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Buyer's and the Issuer's assignee, the Indenture Trustee; and other than any holder of an Adverse Claim to be released simultaneously with the Purchase by the Buyer hereunder; and

          (viii) The Seller has received all necessary consents and approvals required by the terms of the Specified Assets to pledge to the Buyer of its interest and rights in such Specified Assets hereunder, under the Pooling and Servicing Agreement or the Indenture.

          (bb) Representations With Respect to the Equipment Loans. Each Equipment Loan contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security;

          (cc) Compliance With Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation "B", the Soldiers' and Sailors' Civil Relief Act of 1940, and any applicable bulk sales or bulk transfer law and other equal credit opportunity and disclosure laws, in respect of any of the Equipment Loans, have been complied with in all material respects, and each such Equipment Loan and the sale of each item of Equipment evidenced thereby complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made;

          (dd) Binding Obligation. Each Equipment Loan is non-cancelable, in full force and effect and is the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable against the Obligor in accordance with its terms and the obligations of the related Obligor under such Equipment Loan are irrevocable and unconditionally payable, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (ee) Equipment Loans In Force. The obligations of an Obligor under any Equipment Loan have not been satisfied, subordinated or rescinded, and the Equipment securing any Equipment Loan has not been released from the Lien of the related Loan in whole or in part;

          (ff) No Liens. There are, to ALS's knowledge, no Liens or claims that have been filed for work, labor or materials affecting any Equipment securing any Equipment Loan that are or may be prior to, or equal or pari passu with, the security interest in the Equipment granted by the Equipment Loan;

          (gg) Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Equipment Loan, and no event has occurred and is continuing that with notice or the lapse of time (or both) would constitute a default, breach, violation or event permitting acceleration under the terms of any Equipment Loan, and ALS has not waived any of the foregoing, in each case except for payments on any Equipment Loans which are not more than 60 days past due (measured from the date of any Scheduled Payment) as of the applicable Purchase Date;

          (hh) Lawful Assignment. No Equipment Loan was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Equipment Loan under this Agreement or the Pooling and Servicing Agreement; and

          (ii) Fair Consideration. The consideration received by each Seller hereunder with respect to the assets sold hereunder to Buyer is fair consideration having value reasonably equivalent to the value of the Specified Assets sold by it and the performance of its obligations hereunder.

The representations and warranties set forth in this Section 3.1 shall survive until the Indenture is terminated in accordance with its terms. Any breaches of the representations and warranties set forth in this Section 3.1 may be waived only upon satisfaction of the Rating Agency Condition.

     SECTION 3.2. Representations and Warranties of Buyer. Buyer hereby makes the following representations and warranties for the benefit of the Sellers, the Issuer and each Third Party Financier as of the Closing Date and each Purchase
Date:

          (a) Organization and Good Standing. Buyer has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Specified Assets;

          (b) Due Qualification. Buyer is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

          (c) Power and Authority. Buyer has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by Buyer by all necessary limited liability company action;

          (d) No Violation. The consummation by Buyer of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of Buyer, or any indenture, agreement, mortgage, deed of trust or other instrument to which Buyer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement, or any other Transaction Document to which it is a party), or violate any law or, to Buyer's knowledge, any order, rule or regulation applicable to Buyer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Buyer or any of its properties;

          (e) No Proceedings. There are no proceedings or, to Buyer's knowledge, investigations pending or, to Buyer's knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Buyer or its properties (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by Buyer of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party;

          (f) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (g) No Consent. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by Buyer of this Agreement, or the consummation by Buyer of the transactions contemplated hereby except as expressly contemplated herein;

          (h) Insolvency. Buyer (i) is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or any other Transaction Document and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder, (ii) shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (iii) shall not make such transfer with actual intent to hinder, delay or defraud any Person, and (iv) shall not have assets that constitute unreasonably small capital to carry out its business as then conducted. Buyer does not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official with respect to it or any of its assets.

                                   ARTICLE IV

                                   CONDITIONS

     SECTION 4.1. Conditions to Obligation of Buyer. The obligation of Buyer to purchase or acquire Specified Assets hereunder on the Closing Date or any Purchase Date, as the case may be, is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of Seller in Section 3.1 hereof shall be true and correct as of the Closing Date or Purchase Date, as the case may be, with the same effect as if then made, and Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or such Purchase Date, as the case may be.

          (b) No Events. No Rapid Amortization Event, Servicer Default, Default or Event of Default shall have occurred on or prior to such Purchase Date.

          (c) Computer Files Marked. In accordance with the Pooling and Servicing Agreement, the Servicer shall, on or prior to the related Purchase Date (i) cause the Contract Management System to be marked with a specified code (the "Contract Management Code") to show that the Conveyed Assets have been assigned and transferred in accordance with this Agreement and the related PA Assignment, and (ii) prepare and hold in its capacity as Servicer on behalf of the Issuer and the Indenture Trustee the Schedule of Loans and Schedule of Receivables.

          (d) Documents to be Delivered By Seller.

          (i) PA Assignments. On or prior to the Closing Date, the Seller shall have executed and delivered to the Buyer, an Initial PA Assignment and on or prior to each Purchase Date thereafter, Seller shall have executed and delivered to Buyer a Subsequent PA Assignment;

          (ii) Documents to Custodian. With respect to each Purchased Equipment Loan the Seller shall have delivered to the Custodian the Collateral Documents for each such Equipment Loan within the time period required pursuant to Section 2.09 of the Pooling and Servicing Agreement; and the Custodian shall havce delivered a Certification with no exceptions with respect to such Purchased Equipment Loan;

          (iii) UCC Financing Statement. On or prior to the Closing Date (and any subsequent Purchase Date, as necessary to perfect, or continue the perfection of, Buyers ownership and security interest), the Seller has filed UCC financing statements sufficient to perfect the security interest set forth in Section 2.7 hereof;

          (iv) Schedule of Loans and Schedule of Receivables. On or prior to the Closing Date the Seller shall have delivered to Buyer, Indenture Trustee, Insurer and each Co-Administrative Agent the Schedule of Loans and the Schedule of Receivables, as the case may be. On each Purchase Date after the Closing Date, the Seller shall have delivered an update to the Schedule of Loans and the Schedule of Receivables, as the case may be;

          (v) PA Assignments; Schedules. On such Purchase Date, Seller shall have delivered to Buyer, Indenture Trustee, Insurer and each Co-Administrative Agent copies of the PA Assignments, Initial PSA Assignment or subsequent PSA Assignment (as such terms are defined in the Pooling and Servicing Agreement); and

          (vi) Other Documents. On such Purchase Date, Seller shall provide such other documents as Buyer may reasonably request.

          (e) Other Transactions. All conditions precedent under the Indenture and the other Transaction Documents to the advance of the funds necessary for the Buyer to finance such purchase shall have been satisfied or waived.

          (f) Performance of Obligations. Seller shall have performed all obligations to be performed by it hereunder on or prior to such Purchase Date.

          (g) Taxes. Such transfer shall not impose tax liability on the Trust and shall not affect the tax status of the Notes as debt held by the Holders.

          (h) No Enforcement Notice. On or prior to such Purchase Date, either
(i) the Indenture Trustee shall not have received a second Enforcement Notice (as defined in the Intercreditor Agreement, dated as of November 26, 2002, between General Electric Capital Corporation (the "Opco Agent") and the Indenture Trustee), from the Opco Agent or (ii) the Indenture Trustee shall have received a certificate from the Seller or the Issuer indicating that the requirements of Section 2.1 of the Intercreditor Agreement have been satisfied such that sales and contributions are permitted.

     SECTION 4.2. Conditions To Obligation of Seller. The obligation of Seller to sell the Conveyed Assets to Buyer hereunder on any Purchase Date is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of Buyer hereunder shall be true and correct as of such Purchase Date, with the same effect as if then made, and Buyer shall have performed all obligations to be performed by it hereunder on or prior to such Purchase Date.

          (b) Purchase Price. On each Purchase Date, Buyer shall pay to Seller the Purchase Price payable on such date as provided in Section 2.12 of this Agreement.

     SECTION 4.3. Effect of Transfer. Upon making an Advance pursuant to the Indenture and the Note Purchase Agreement, title to the Specified Assets shall vest in the Buyer, whether or not the conditions precedent to such transfer as set forth above were in fact satisfied.

                                   ARTICLE V

                              ADDITIONAL AGREEMENTS

     SECTION 5.1. Affirmative Covenants. From the date hereof until the first day following the Purchase Termination Date on which the Outstanding Obligations are paid in full, unless Buyer and each Third Party Financier shall otherwise give its prior written consent, each Seller hereby severally agrees that it will perform the covenants and agreements set forth in this section.

          (a) Compliance with Laws, Etc. The Seller will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Equipment Loans, the Equipment, the Receivables or any part thereof; provided, however, that the Seller may contest any act, regulation, order, decree or direction in any reasonable manner that shall not materially and adversely affect the rights of the Noteholders or the Insurer in the Specified Assets; and provided, further, that such contests shall be in good faith by appropriate proceedings and shall not subject the Insurer or the Indenture Trustee to any civil or criminal liability or risk of loss of any Collateral.

          (b) Preservation of Organizational Existence. Such Seller will preserve and maintain its organizational existence, rights, franchises and privileges in the jurisdiction of its formation and existence, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications could reasonably be expected to result in a Material Adverse Effect.

          (c) Conveyed Assets Reviews. Such Seller shall, during normal business hours upon not less than three (3) Business Days' prior notice, permit Buyer and each Third Party Financier and its agents or representatives, at the expense of the Seller, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of such Seller relating to the Conveyed Assets or Related Assets generated by such Seller, and (ii) to visit the offices and properties of such Seller for the purpose of examining the materials described in clause (i) above, and to discuss matters relating to any Conveyed Assets or any Related Assets of such Seller or such Seller's performance hereunder with any of the Authorized Officers of such Seller or, with the prior consent of an Authorized Officer of such Seller, with employees of such Seller having knowledge of such matters (the examinations set forth in the foregoing clauses (i) and (ii) being herein called a "Seller Conveyed Assets Review"). Buyer and each Third Party Financier shall be entitled to conduct such Seller Conveyed Assets Reviews whenever such Person, in its reasonable judgment, deems it appropriate.

          (d) Keeping of Records and Books of Account. Seller shall maintain and implement administrative and operating procedures (including an ability to recreate records evidencing its Conveyed Assets and Related Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that, in the reasonable determination of Buyer and the Third Party Financiers, are necessary or advisable in accordance with prudent industry practice and custom for transactions of this type for the collection of all Conveyed Assets and the Related Assets. Such Seller shall maintain at all times accurate and complete books, Records and accounts relating to the Conveyed Assets, Related Assets and related Contracts and all Collections thereon in which timely entries shall be made. Such books and Records shall be marked as set forth in Section 4.1(c) and shall include (i) all payments received and all credits and extensions granted with respect to the Conveyed Assets and (ii) the return, rejection, repossession, or stoppage in transit of any merchandise, the sale of which has given rise to a Conveyed Assets that has been purchased by Buyer.

          (e) Performance and Compliance with Conveyed Assets and Related Contracts. Such Seller will, at its expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts of such Seller related to the Conveyed Assets and Related Assets, the breach of which provisions, covenants or promises could reasonably be expected to result in a Material Adverse Effect.

          (f) Location of Records and Offices. Such Seller will keep all Records related to the Conveyed Assets and the Related Assets (and all original documents relating thereto), at the addresses referred to in Schedule 3.1(k) or, upon not less than 30 days' prior notice given by such Seller to Buyer and each Third Party Financier, at such other locations set forth in such notice.

          (g) Separate Organizational Existence of Buyer. Such Seller hereby acknowledges that each Third Party Financier is entering into, or will enter into, the transactions contemplated by the applicable Third Party Documents in reliance upon Buyer's identity as a legal entity separate from such Seller. Therefore, from and after the date hereof until the first day following the Purchase Termination Date on which all Obligations of the Sellers shall have been fully paid and performed, such Seller will take all necessary steps to continue their respective identities as separate legal entities and to make it apparent to third Persons that each is an entity with assets and liabilities distinct from those of Buyer and that Buyer is not a division of such Seller or ALS.

          (h) Turnover of Collections. In the case any Collections are received by such Seller, such Seller shall remit such Collections, less any cash collections or other cash proceeds received with respect to indebtedness not constituting Conveyed Assets or Related Assets, to a Lockbox Account as soon as practicable, but in no event later than two Business Days of receipt of such Collections, and, at all times prior to such remittance, Seller shall itself hold such Collections in trust, for the exclusive benefit of the Buyer and its assigns and such Collections shall be maintained and segregated separate and apart from all other funds and money of such Seller until delivery of such Collections to Buyer.

          (i) Payment Instructions to Obligors. Each Seller shall instruct all Obligors to submit all payments either (i) to one of the lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account or (ii) directly to one of the Lockbox Accounts.

          (j) Accuracy of Information. All written information furnished on and after the Closing Date by such Seller to Buyer, the Servicer or any Third Party Financier pursuant to, or in connection with, any Third Party Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made not misleading, in each case on the date the statement was made and in light of the circumstances under which the statements were made or the information was furnished.

          (k) Cross Collateralization. (1) With respect to an Obligor under a Purchased Equipment Loan, Seller may be, or may become, a lender to such Obligor under another stand alone commercial laundry equipment loan (the "Non-Trust Loan"). Each Purchased Equipment Loan and Non-Trust Loan is secured by the equipment purchased with the proceeds of that loan. In certain circumstances, a Purchased Equipment Loan may also purport to be secured by the equipment purchased with the proceeds of a Non-Trust Loan (such equipment and the Proceeds thereof being the "Common Non-Trust Collateral"), and/or a Non-Trust Loan may also purport to be secured by the equipment purchased with the proceeds of a Purchased Equipment Loan (such equipment and the Proceeds thereof being the "Common Trust Collateral"). In addition, in certain circumstances, a Purchased Equipment Loan and a Non-Trust Loan may have competing security interests in or also purport to be secured by collateral other than Common Trust Collateral or Common Non-Trust Collateral (such other collateral, the "Common Other Collateral"). The Common Non-Trust Collateral, the Common Trust Collateral and the Common Other Collateral are referred to herein together as the "Common Collateral."

          (2) Seller agrees that with respect to each loan of each such Obligor
(i) the security interest in such Common Trust Collateral granted to Seller pursuant to any other Non-Trust Loan is, and shall be, junior and subordinate to the security interest created to secure the Purchased Equipment Loan; (ii) Seller shall have no legal right to realize upon such Common Trust Collateral or exercise its rights under the Non-Trust Loan with respect to such Common Trust Collateral in any manner until all required payments in respect of any Purchased Equipment Loan that shares such Common Trust Collateral have been paid in full; and (iii) in realizing upon such Common Trust Collateral, neither Buyer, Issuer, nor any Third Party Financier shall have any obligation to protect or preserve the rights of Seller in such Common Trust Collateral. Buyer agrees that with respect to each loan of each such Obligor (i) the security interest in such Common Non-Trust Collateral granted to secure the Purchased Equipment Loan and hereby assigned to Buyer is and shall be junior and subordinate to the security interest therein created by the Non-Trust Loan; (ii) Buyer, as assignee of the lien of Seller, shall have no legal right to realize upon such Common Non-Trust Collateral or exercise its rights under the Purchased Equipment Loan with respect to such Common Non-Trust Collateral in any manner until all required payments in respect of the Non-Trust Loan have been made in full; and (iii) in realizing upon such Common Non-Trust Collateral, Seller or its assignees shall have no obligation to protect or preserve the rights of Buyer, the Issuer or the Third Party Financier in such Common Non-Trust Collateral. The proceeds of the Common Other Collateral shall be shared by the holders of the Purchased Equipment Loan and the Non-Trust Loan on a pro rata basis (based on relative outstanding principal amounts of the Trust Loan and Non-Trust Loan).

          (3) Seller agrees to use its best efforts to cause that any successors or assigns (including any pledgee) of, or with respect to, any Non-Trust Loans pursuant to an agreement entered into after the Closing Date shall enter into a written agreement (of which the Indenture Trustee shall be a third party beneficiary) acknowledging that is acquiring such Non-Trust Loan subject to the provisions of this Section 5.10 and shall be bound by the provisions hereof. Any successor or assign (including any pledgee) of Seller who agrees in writing (and the Indenture Trustee shall be a third party beneficiary of such agreement) to be bound by the provisions of this Section 5.10 shall itself be entitled to the benefits of this Section 5.10 as a third party beneficiary. In addition, Seller agrees to use its best efforts to cause, by February 28, 2003, each of its current successors and assigns (other than Alliance Laundry Equipment Receivables Trust 2000-A) (including any pledgee) with respect to any Non-Trust Loan to enter into an agreement, in form and substance satisfactory to the Control Party, acknowledging and agreeing to be bound by the provisions of this
Section 5.10. Buyer's rights in the Related Security are subject to the provisions of Section 5.10 of the Purchase Agreement dated November 28, 2000 between Alliance Laundry Equipment Receivables LLC and Alliance Laundry Systems LLC. The provisions of this Section 5.10 are not intended to be binding on any successor, assign or pledgee that has not expressly acknowledged the provisions of this Section 5.10.

          (l) Notification of Breach. Seller will advise Buyer, its assignees, the Issuer, the Indenture Trustee and each Third Party Financier promptly, in reasonable detail, upon discovery of the occurrence of a breach, in any material respect, by Seller of any of its representations, warranties and covenants contained herein.

          (m) Notice of Adverse Claim. Seller shall notify Buyer, the Issuer, and each Third Party Financier, promptly after becoming aware of any Adverse Claim on any Specified Asset.

          (n) Taxes. Seller shall promptly pay all applicable taxes required to be paid in connection with the transfer of the Specified Assets by Seller to Buyer, and acknowledges that Buyer and the Issuer shall have no responsibility with respect thereto. Seller shall promptly pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) when due and payable by Seller, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceeding and for which an adequate reserve has been established and is maintained in accordance with GAAP. Seller shall promptly notify the Issuer, the Indenture Trustee, the Insurer and the Noteholders of any material challenge, contest or proceeding pending by or against Seller before any taxing authority.

          (o) Requirement to Sell All Receivables. On each Purchase Date related to the Receivables, Seller shall transfer to Buyer all of its unpaid Receivables. Prior to the Purchase Termination Date, Seller shall not sell any of its Receivables to any Person other than the Buyer.

     SECTION 5.2. Reporting and Noticing Requirements.

          (a) Reporting. The Seller will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Indenture Trustee, each Co-Administrative Agent and the Control Party:

          (i) as soon publicly as available and in any event by the Reporting Date after the end of each of the first three quarterly fiscal periods of each fiscal year of ALH, the consolidated balance sheet of ALH and its unaudited consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statement of income and cash flows for ALH and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of an Authorized Officer of ALH, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations ALH and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal fiscal year-end audit adjustments and the omission of footnotes);

          (ii) as soon as publicly available and in any event by the Reporting Date after the end of each fiscal year of ALH, the consolidated balance sheet of ALH and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statement of income and cash flows for ALH and its consolidated Subsidiaries for such year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated and consolidating financial statements fairly present the consolidated financial condition and results of operations of ALH and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

          (iii) promptly upon transmission or receipt thereof, copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission (or the Ontario Securities Commission, as applicable) or any national securities exchange, or any successor agency, and copies of all proxy statements, and material notices, if any, as ALH or any of its Subsidiaries shall send to its equity holders generally or to a holder of any indenture, note or otherwise indebtedness owed by ALH or any of its Subsidiaries;

          (b) Compliance Certificate. The Seller will furnish to Buyer, at the time it furnishes each set of financial statements pursuant to paragraphs (a)(i) and (ii) above, a certificate of an Authorized Officer of ALS to the effect that, to the best of such Authorized Officer's knowledge, ALS during such fiscal period or year has observed, performed or satisfied in all material respects all of its covenants, agreements and conditions, contained in this Agreement compliance with which has not been waived by the Control Party.

          (c) Change in Credit and Collection Policy. At least 5 days prior to the effectiveness of any material change in, or amendment to, a Credit and Collection Policy, Seller will furnish to the Buyer, the Issuer and each Third Party Financier, a copy of such Credit and Collection Policy then in effect and a notice indicating such change or amendment, unless such notice has already been provided by Servicer under the Pooling and Servicing Agreement.

          (d) Other Information. Seller will furnish to the Buyer, the Issuer and each Third Party Financier such other information (including nonfinancial information and information regarding the financial condition, operations or business of ALH) as such Persons (or any of their respective assignees) may from time to time reasonably request.

          (e) Other Notices. Each Seller will notify in writing the Buyer, the Issuer and each Third Party Financier of any of the following within seven (7) Business Days after learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

          (i) Insolvency Events. The occurrence of each Insolvency Event with respect to such Seller, by a statement of the treasurer, controller or senior financial officer of such Seller; and

          (ii) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding against such Seller or any of its Subsidiaries, or to which such Seller or any of its Subsidiaries becomes party, in either case (i) with respect to any Third Party Document or (ii) which could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.3. Negative Covenants. From the date hereof until the first day following the Purchase Termination Date on which the Outstanding Obligations are paid in full, unless Buyer and each Third Party Financier shall otherwise give its prior written consent, each Seller hereby agrees that it will perform the covenants and agreements set forth in this section.

          (a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Transaction Document and except for Permitted Adverse Claims, such Seller will not (i)(A) sell, assign (by operation of law or otherwise) or otherwise transfer to any Person, (B) pledge any interest in, (C) grant, create, incur, assume or permit to exist any Adverse Claim (other than Permitted Adverse Claims) to or in favor of any Person upon or with respect to, or (D) cause to be filed any financing statement or equivalent document relating to perfection with respect to any Transferred Asset or any Contract related to any Conveyed Assets, or upon or with respect to any lockbox or account to which any Collections of any such Conveyed Assets or any Related Assets are sent or any interest therein under the applicable Third Party Document(s), or (ii) assign to any Person any right to receive income from or in respect of any of the foregoing.

In the event that such Seller fails to keep any Specified Assets free and clear of any Adverse Claim (other than Permitted Adverse Claims), Buyer may (without limiting its other rights with respect to such Seller's breach of its obligations hereunder) make expenditures necessary to release the Adverse Claim. Buyer shall be entitled to indemnification for any such expenditures pursuant to the indemnification provisions of Article VIII. Alternatively, Buyer may deduct such expenditures as an offset to the Purchase Price owed to such Seller hereunder.

          (b) Extension or Amendment of Conveyed Assets, Change in Credit and Collection Policy or Contracts. Except as the Servicer may be expressly permitted under the Pooling and Servicing Agreement, the Seller shall not, (i) extend, amend or otherwise modify the terms of any Conveyed Assets or related Contract or (ii) change the terms and provisions of Credit and Collection Policy in any material respect.

          (c) Change in Payment Instructions to Obligors. Except as otherwise provided in the applicable Third Party Documents, such Seller will not (i) add or terminate any bank as an Lockbox Bank from those listed in Schedule 3.1(p) unless, prior to any such addition or termination, Buyer and the Third Party Financiers shall have received not less than five Business Days' prior written notice of the addition or termination and, not less than five Business Days prior to the effective date of any such proposed addition or termination, Buyer and the Third Party Financiers shall have received (A) counterparts of the applicable type of Account Agreement with each new Lockbox Bank, duly executed by such new Lockbox Bank and all other parties thereto and (B) copies of all other agreements and documents signed by the Lockbox Bank and such other parties with respect to any new Lockbox Account, all of which agreements and documents shall be reasonably satisfactory in form and substance to Buyer and the Third Party Financiers, or (ii) make any change in its instructions to Obligors, regarding payments to be made to any Lockbox Bank, other than changes in the instructions that direct Obligors to make payments to another Lockbox Account at such Lockbox Bank or another Lockbox Account.

          (d) Change in Name. Seller shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Seller in accordance with Section 6.3(a) seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given Buyer, the Indenture Trustee and the Control Party at least 60 days prior written notice thereof and shall file such financing statements or amendments as may be necessary to continue the perfection of Buyer's interest under this Agreement in the Specified Assets.

          (e) Location. Seller shall give Buyer, Indenture Trustee and the Control Party at least 60 days prior written notice of any relocation of its "location" within the meaning of Section 9-307 of the UCC) if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. Seller shall at all times maintain its "location" in United States of America.

          (f) Accounting for Purchases. Each Seller shall prepare its financial statements in accordance with GAAP, and any financial statements that are made publicly available and which are consolidated to include Buyer will contain footnotes stating that such Seller has sold or contributed to Buyer the Specified Assets. Each Seller shall not prepare any financial statements that account for the transactions contemplated in this Agreement in any manner other than as a sale of the Specified Assets by such Seller to Buyer (except in each to the extent provided in Section 2.7).

          (g) Other Liens or Interests. Except for the conveyances hereunder and as contemplated by the this Agreement, the Indenture and the Pooling and Servicing Agreement, ALS shall not sell, pledge, assign or transfer the Specified Assets to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and ALS shall defend the right, title and interest of Buyer and its assignees in, to and under the Specified Assets against all claims of third parties claiming through or under ALS.

          (h) Pledge of Interest in Buyer. ALS shall not sell, pledge, assign or transfer its membership interest in Buyer, or grant, create, incur, assume or suffer to exist any Lien on its membership interest in Buyer; provided, however, that ALS may pledge or grant a security interest in such membership interest if such Person (and any of such Person's successors and assigns) shall have agreed that it will not: (i) file a petition in bankruptcy against the Buyer or the Issuer until one year and one day after the Outstanding Obligations shall have been paid in full, (ii) seek to substantively consolidate the Buyer or the Issuer in connection with a bankruptcy of ALS or any of its Affiliates, (iii) seek to realize on the assets of the Buyer or the Issuer, (iv) vote such membership interest with respect to any matters, without the consent of the Control Party and (v) challenge or contest any actions by the Indenture Trustee or the Control Party (including, without limitation, any claims by either of the agent, the Buyer, the Issuer or any of their respective assets), or assert any claim against such parties in connection with the exercise by either the Indenture Trustee or the Control Party of any right or remedy available to it pursuant to the terms of the Basic Documents, or the exercise of any remedies, or receipt of any proceeds from any assets of Buyer following the occurrence of a Rapid Amortization Event or an Event of Default; provided, further, that ALS may amend the Buyer's limited liability company agreement pursuant to an amendment in form and substance reasonably satisfactory to the Control Party to create a separate, non-voting membership interest in Buyer (the "Non-voting Interest") (with no right to participate in the management of Buyer) which interest would give its holder the right to receive only allocations and distributions from the Buyer of amounts which are received by Buyer from the Issuer at the times and in the amounts set forth in the Basic Documents and pledge or grant to a pledgee a security interest solely in the Non-voting Interest (and not any other membership interest that ALS may have in the Buyer).

                                   ARTICLE VI

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                         RESPECT OF THE SPECIFIED ASSETS

     SECTION 6.1. Rights of Buyer. (a) Each Seller hereby authorizes Buyer, the Servicer and/or their respective designees to take any and all steps in such Seller's name and on behalf of such Seller that Buyer, the Servicer and/or their respective designees determine are reasonably necessary or appropriate to collect all amounts due under any and all Specified Assets, including endorsing the name of such Seller on Equipment Notes, checks and other instruments representing Collections and enforcing such Seller's rights under such Specified Assets.

          (b) Except as expressly set forth in Section 2.12(a), Buyer shall have no obligation to account for any Specified Asset to any Seller. Buyer shall have no obligation to account for, or to return Collections, or any interest or other finance charge collected pursuant thereto, to any Seller, irrespective of whether such Collections and charges are in excess of the Purchase Price for the Specified Assets.

          (c) Buyer shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Specified Assets, and all of Buyer's right, title and interest in, to and under this Agreement.

          (d) Buyer shall have the sole right to retain any gains or profits created by buying, selling or holding the Specified Assets and shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

     SECTION 6.2. Responsibilities of the Sellers. Anything herein to the contrary notwithstanding, each Seller hereby agrees:

          (a) to perform all of its obligations hereunder and under the Contracts related to the Conveyed Assets and Related Assets to the same extent as if the Conveyed Assets had not been sold or contributed hereunder, and the exercise by Buyer or its designee or assignee of Buyer's rights hereunder or in connection herewith shall not relieve such Seller from any of its obligations under the Related Contracts or Related Assets related to the Conveyed Assets;

          (b) to the extent that such Seller does not own the computer software that Seller uses to account for Conveyed Assets, such Seller shall use reasonable efforts to provide Buyer with such proprietary licenses, sublicenses and/or assignments of contracts as Buyer shall require with regard to all services and computer hardware or software used by such Seller that relate to the servicing of any Transferred Asset.

     SECTION 6.3. Further Action Evidencing Purchases. Such Seller agrees that from time to time, at its expense, it will promptly, upon reasonable request, make, execute, endorse, acknowledge, execute, file and deliver all further instruments, documents, schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take all further action, in order to perfect, protect or more fully evidence the purchase by Buyer or contribution to Buyer of the Conveyed Assets and the Related Assets under this Agreement, or to enable Buyer to exercise or enforce any of its rights under any Transaction Document. Each Seller further agrees that from time to time, at its expense, it will promptly, upon request, take all action that Buyer may reasonably request in order to perfect, protect or more fully evidence the purchase or contribution of the Conveyed Assets and the Related Assets or to enable Buyer to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, each Seller will:

          (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as Buyer or the then Third Party Financiers may reasonably determine to be necessary or appropriate,

          (b) place the legend set forth below on the originally executed counterpart of each Purchased Equipment Loan.

     "This is the original of this instrument, and a security interest has been granted in this instrument to The Bank of New York, as Indenture Trustee for the benefit of the persons set forth in that certain Indenture, dated as of November 26, 2002, between the Bank of New York, as Indenture Trustee and Alliance Laundry Equipment Receivables Trust 2002-A."

          Each Seller hereby authorizes Buyer or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Conveyed Assets and Related Assets of such Seller, in each case whether now existing or hereafter generated by such Seller. If (i) such Seller fails to perform any of its agreements or obligations under this Agreement and does not remedy the failure within the applicable cure period, if any, and (ii) Buyer in good faith reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect its interests under this Agreement, then Buyer or its designee may (but shall not be required to) perform, or cause performance of, such agreement or obligation and the reasonable expenses of Buyer or its designee or assignee incurred in connection with such performance shall be payable by such Seller as provided in Section 8.1.

     SECTION 6.4. Collection of Conveyed Assets; Rights of Buyer and Its Assignees. (a) Each Seller hereby transfers to Buyer the ownership of, and the exclusive dominion and control over, each of the Lockbox Accounts and all related lock-boxes owned by such Seller, and such Seller hereby agrees to take any further action that Buyer may reasonably request in order to effect or complete the transfer. Each Seller further agrees to use reasonable efforts to prevent funds other than proceeds of the Specified Assets from being deposited in any Lockbox Account except as otherwise contemplated in the Lockbox Agreements.

          (b) Buyer may, at any time after a Servicer Default has occurred and is existing, direct the Obligors of Conveyed Assets originated by any Seller to pay all amounts payable under any Specified Asset originated by such Seller directly to Buyer or its designees. Furthermore, such Seller shall, at the request of Buyer and at such Seller's expense, promptly give notice of Buyer's interest in such Conveyed Assets to each Obligor and direct that payments be made directly to Buyer or its designee, which notice shall be acceptable in form and substance to Buyer. In addition, such Seller hereby (x) grants to Buyer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Seller or transmitted or received by Buyer (whether or not from such Seller) in connection with any Specified Assets; and
(y) authorizes Buyer or the Indenture Trustee (at the direction of the Control Party) or the Control Party to take any and all steps in such Seller's name and on its behalf that are necessary or desirable, in the reasonable determination of Buyer, to collect all amounts due under any and all Specified Assets originated by such Seller, including endorsing such Seller's name on checks and other instruments representing Collections and enforcing such Specified Assets and the Contracts related to the Conveyed Assets originated by such Seller.

          (c) At any time when (i) a Servicer Default shall have occurred with respect to a Seller and remain continuing or (ii) a Servicer other than the related Seller has been designated, such Seller shall, at Buyer's request, assemble all of the Records that evidence the Conveyed Assets originated by such Seller and the Related Assets thereto and the Contracts related to such Conveyed Assets, or that are otherwise necessary or desirable to collect such Conveyed Assets or Related Assets, and make the same available to Buyer or its designee at a place selected by Buyer or its designee.

                                   ARTICLE VII

                                   TERMINATION

     SECTION 7.1. Termination by the Sellers. The Sellers may terminate all of their agreements to sell Conveyed Assets hereunder to Buyer by giving Buyer and each Third Party Financier not less than five (5) days' prior written notice of their election not to continue to sell Conveyed Assets to Buyer (the "Termination of Sale Notice"); provided that the Termination of Sale Notice must
(x) be given as to all Sellers and (y) specify the effective date of termination; provided, further, that the Sellers will not, without the prior written consent of the Insurer, deliver a Termination of Sale Notice prior to the date that is three (3) years from the Closing Date.

     SECTION 7.2. Automatic Termination. The agreement of each Seller to sell Conveyed Assets hereunder, and the agreement of Buyer to purchase Conveyed Assets from such Seller hereunder, shall terminate automatically upon the occurrence of any of the following events:

          (a) at any time prior to such date, an event specified in the definition of Insolvency Event occurs (without regard to the 60 day grace period specified in paragraph (ii) of that definition) as a result of a case or proceeding being filed against a Seller;

          (b) if the Internal Revenue Service or the PBGC files one or more Tax or ERISA Liens against the assets of Buyer or any Seller (including Conveyed Assets), then (and for so long as such Tax or ERISA Liens remain in place) Buyer shall not purchase any Conveyed Assets or Related Assets from such Seller; or

          (c) the occurrence of the Conversion Date.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     SECTION 8.1. Indemnities by the Sellers.

          Each Seller agrees to severally indemnify and hold harmless the Insurer, the Buyer, the Issuer and each Third Party Financier and their respective Affiliates and the respective officers, directors and employees and agents of the same (each of the foregoing parties being an "RPA Indemnified Party"), from and against any and all claims, liabilities, losses, costs, expenses (including reasonable counsel fees and expenses) and damages, which may be incurred by or asserted against any RPA Indemnified Party relating to, arising out of or resulting from:

          (i) a breach of any representation, warranty or covenant made in writing by such Seller, the Transferor or the Issuer;

          (ii) the use, ownership, repossession (other than losses related to a decline in value of the Equipment repossessed) or operation by the Seller or any Affiliate thereof of any item of Equipment or other collateral therefor;

          (iii) any taxes that may at any time be asserted against any RPA Indemnified Party with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Loans and the Receivables to the Buyer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Loans or Receivables, or federal or other income taxes arising out of distributions on the Securities, or any fees or other compensation payable to any such RPA Indemnified Party) and costs and expenses in defending against the same; and

          (iv) the negligence, willful misfeasance or bad faith of the Seller or by reason of negligent disregard of the Seller's obligations and duties under this Agreement.

other than (i) claims, liabilities, losses, costs, expenses and damages to the extent they result from the gross negligence or willful misconduct of an RPA Indemnified Party, (ii) to the extent the same includes losses in respect of Conveyed Assets and reimbursement therefor that would constitute credit recourse to such Seller for the amount of any Conveyed Assets or Related Asset not paid by the related Obligor, (iii) to the extent the same constitutes recourse as a result of nonpayment by Obligors for credit reasons on the Accounts or the related Equipment Loans, (iv) to the extent the same constitutes recourse as a result of nonpayment by Obligors for credit reasons on the Accounts or the related Receivables, (v) to the extent the same constitutes recourse to a Seller for any obligation of the Issuer to increase or replenish the Available Drawing Amount after the Closing Date, (vi) to the extent the same are or result from taxes on or measured by the net income of the RPA Indemnified Party and (vii) to the extent the same constitute consequential, special or punitive damages.

          If any action or proceeding (including any governmental investigation) shall be brought or asserted against any RPA Indemnified Party in respect of which the indemnity provided above may be sought from Seller (the "Indemnifying Party") each such RPA Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses and reasonable legal fees; provided that failure to notify the Indemnifying Party shall not relieve it from any liability it may have to such RPA Indemnified Party except to the extent that it shall be actually prejudiced thereby. The RPA Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the RPA Indemnified Party; provided, however that the fees and expenses of separate counsel to the RPA Indemnified Party in any such proceeding shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding or employ counsel reasonably satisfactory to the RPA Indemnified Party in any such action or proceeding within a reasonable time after the commencement of such action or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the RPA Indemnified Party and the Indemnifying Party, and the RPA Indemnified Party shall have been advised in writing by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party which gives rise to a conflict of interest (in which case, if the RPA Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such RPA Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the RPA Indemnified Party and shall be reasonably acceptable to the RPA Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party (to which the Indemnified Party did not consent), but, if settled with its written consent, or if there is a final non-appealable judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this paragraph, the Indemnifying Party agrees to indemnify and hold the RPA Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     SECTION 9.1. Amendments; Waivers, Etc. (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and signed by Buyer, each Seller and the Control Party, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall not be amended unless (x) the Rating Agency Condition is satisfied, (y) Buyer shall have delivered the proposed amendment to each of the Third Party Financiers at least ten Business Days (or such shorter period as shall be acceptable to each of them) prior to the execution and delivery thereof and (z) such amendment would not result in any Material Adverse Effect.

          (b) No failure or delay on the part of Buyer, any RPA Indemnified Party, or any Third Party Financier in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Seller in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Buyer or any Third Party Financier under this Agreement shall, except as may otherwise be stated in the waiver or approval, be applicable to subsequent transactions.

No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 9.2. Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Rating Agencies or any Third Party Financier under this Agreement shall be delivered as specified in Appendix B hereto.

     SECTION 9.3. Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Seller hereby authorizes Buyer, at any time and from time to time, to the fullest extent permitted by law, to set-off, against any Obligations of any Seller to Buyer that are then due and payable or that are not then due and payable from a Seller to Buyer but have then accrued, any and all indebtedness or other obligations at any time owing to any Seller by Buyer to or for the credit or the account of any Seller or that are not then due and payable from Buyer to a Seller but have then accrued.

     SECTION 9.4. Binding Effect; Assignability; Survival of Provisions. This Agreement shall be binding upon and inure to the benefit of Buyer and the Sellers and their respective successors and permitted assigns. No Seller may assign any of its rights hereunder or any interest herein unless (i) it has obtained the prior written consent of the Buyer and the Control Party and (ii) such amendment would not result in any Material Adverse Effect. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the first date following the Purchase Termination Date, but not later than the date on which the Obligations payable to all Third Party Financiers shall have been fully paid or such other time as the parties hereto shall agree and as to which the Indenture Trustee and Control Party shall have given their prior written consent, which consent shall not be unreasonably withheld or delayed. The rights and remedies with respect to any breach of any representation and warranty made by a Seller pursuant to Article III (including those remedies set forth in Section 2.12(c))and the indemnification and payment provisions of Article VIII and Section 9.6 shall be continuing and shall survive any termination of this Agreement.

     SECTION 9.5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF BUYER IN THE RECEIVABLES AND THE RELATED ASSETS ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

     SECTION 9.6. Costs, Expenses and Taxes. In addition to the obligations of the Sellers under Article X, the Sellers agree to pay, on a joint and several basis, on demand:

          (a) all reasonable out-of-pocket and other costs and expenses in connection with the enforcement of this Agreement, the PA Assignments or the other Transaction Documents by Buyer, the Issuer or any Third Party Financier, and

          (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, and the filing and recording, of this Agreement or the other Transaction Documents, and agrees to indemnify each RPA Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay the taxes and fees; provided, however, that in no event shall any Seller be liable for or pay any taxes (or interest, penalties, or additions to tax with respect thereto) imposed upon or measured by the income of any RPA Indemnified Party or any taxes imposed in lieu of income taxes.

     SECTION 9.7. Submission to Jurisdiction. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal Court sitting in the Borough of Manhattan in the City of New York, New York over any action or proceeding arising out of or relating to the Transaction Documents, and hereby (A) irrevocably agrees that all claims in respect of the action or proceeding may be heard and determined in such State or Federal Court,
(B) irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of the action or proceeding, and (C) irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process that may be served in any action or proceeding. The service may be made by mailing or delivering a copy of the process to Buyer or the applicable Seller in care of the Process Agent at the Process Agent's above address, and Buyer and each Seller hereby irrevocably authorizes and directs the Process Agent to accept the service on its behalf.

As an alternative method of service, each of Buyer and the Sellers also irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of the process to Buyer or a Seller (as applicable) at its address specified herein. Nothing in this section shall affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding against the other party or any of its properties in the courts of any other jurisdiction.

     SECTION 9.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THE TRANSACTION DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THE TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 9.9. Integration. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

     SECTION 9.10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     SECTION 9.11. Acknowledgment and Consent. (a) The Sellers acknowledge that, contemporaneously herewith, Buyer is transferring and otherwise conveying to the Third Party Financiers all of Buyer's right, title and interest in, to and under the Specified Assets and this Agreement pursuant to the applicable Third Party Documents. The Sellers hereby consent to the sale, transfer, assignment, set over and otherwise conveyance to the Third Party Financiers by Buyer of all right, title and interest of Buyer in, to and under the Specified Assets and all of Buyer's rights to receive payments and pursue remedies under the applicable Third Party Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity). Each Seller further consents and agrees that the Control Party shall be a third party beneficiary of those obligations of such Seller under this Agreement and shall be entitled to enforce such obligations as if the Control Party were a party to this Agreement.

          (b) The Sellers hereby agree to execute all agreements, instruments and documents, and to take all other action, that Buyer reasonably determines is necessary or appropriate to evidence its consent described in subsection (a) above.

     SECTION 9.12. No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.

     SECTION 9.13. No Proceedings. Each Seller hereby agrees that it will not institute against Buyer or Issuer, or join any other Person in instituting against Buyer or Issuer, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Insolvency Event) so long as any Obligation payable to any Third Party Financier shall be due and unpaid or there shall not have elapsed one year plus one day since the last day on which any such Obligations shall have been due and unpaid. The agreement of each Seller set forth in this Section 9.13 shall survive the termination of this Agreement. The foregoing shall not limit the right of a Seller to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against Buyer or Issuer by any Person other than a Seller or any other ALS Person (provided that no such action may be taken by a Seller until such proceeding has continued undismissed, unstayed and in effect for a period of 10 days).

     SECTION 9.14. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any of the other Transaction Documents shall for any reason whatsoever be held invalid, then the unenforceable covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or the other Transaction Documents (as applicable) and shall in no way affect the validity or enforceability of the other provisions of this Agreement or any of the other Transaction Documents.

     SECTION 9.15. Further Assurances. (a) Each of the parties hereto hereby agrees that it will cooperate in good faith and use commercially reasonable efforts to assist any requesting Co-Administrative Agent in any sale or securitization of the Specified Assets to take place after the Conversion Date; provided, however, that each of the parties hereto agrees that it shall not be obligated to take any action (including making any changes or amendments to any of the Basic Documents), or provide any consent if such party would thereby incur any material obligations or liabilities as a result thereof; provided, further, that such requesting Co-Administrative Agent shall, at the written request of the assisting party, offer such party indemnification reasonably satisfactory to such party against any costs, liabilities and expenses incurred in providing any requested assistance.

          (b) In the event of any Regulatory Change (as defined in the Note Purchase Agreement; provided, that for purposes of this Section, the term Regulatory Change shall include the Insurer) which results in either (i) a determination that the Issuer or any CP Conduit (as defined in the Note Purchase Agreement) is not a Qualified Special Purpose Entity that is not required, under generally accepted accounting principles, to consolidate its financial statements with any other entity, or (ii) a cost arising under Section 2.3 of the Note Purchase Agreement, the parties hereto agree to negotiate in good faith to amend the Basic Documents in order to eliminate the consolidation requirement; provided, however, that no party shall be obligated to take any action (or make any amendments) if in the reasonable opinion of such party any such amendment to the Basic Documents will be unlawful or otherwise disadvantageous or inconsistent with its policies or regulatory restrictions or result in any liability, unreimbursed cost or expense to such party.

     SECTION 9.16. Survival. The representations and warranties set forth in this Agreement shall survive the transfer of the Specified Assets to the Buyer, the contribution of the Specified Assets by the Buyer to the Issuer and the further pledge by the Issuer to the Indenture Trustee.

     SECTION 9.17. Conditional Call. Following the satisfaction of the Receivables Call Condition, but no earlier than the second anniversary of the Closing Date, the Sellers shall repurchase all (but not part) of the Receivables for an amount equal to the fair market value of such Receivables. The Sellers shall purchase the Receivables pursuant to this call promptly following satisfaction of the Receivables Call Condition, but in any event, no later than the day of the sale to the Third Party Purchaser which shall take place no later than 30 days after the satisfaction of the Receivables Call Condition.

          IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the date and year first above written.

                                          ALLIANCE LAUNDRY SYSTEMS LLC


                                          By:    /s/ Scott L. Spiller
                                              ----------------------------
                                              Name:  Scott L. Spiller
                                              Title: VP, Law and Human Resources
                                                     & Secretary

                                          ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES
                                          2002 LLC


                                          By:    /s/ Todd M. Rice
                                              ----------------------------
                                              Name:  Todd M. Rice
                                              Title: Vice President

                                                              PURCHASE AGREEMENT

                                   EXHIBIT A-1

                          FORM OF INITIAL PA ASSIGNMENT

                                November 26, 2002

                                     [Date]

          Reference is made to the Purchase Agreement, dated as of November 26, 2002 (as the same maybe amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement") among Alliance Laundry Systems LLC and certain of its subsidiaries, as Sellers, and Alliance Laundry Equipment Receivable 2002 LLC ("Buyer"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in Appendix A to the Pooling and Servicing Agreement referred to in the Agreement, and this Initial PA Assignment shall be interpreted in accordance with the conventions set forth in Part B of such Appendix A.

          The undersigned (the "Seller") hereby sells, transfers, assigns, sets over and conveys unto Buyer all right, title and interest of the Seller in, to and under Initial Transferred Assets.

          As set forth in Section 2.7 of the Purchase Agreement, the parties hereto intend that the transactions set forth herein constitute an absolute conveyance by the Sellers to the Buyer of Specified Assets or true sales by the Sellers to the Buyer with the full benefits of ownership. In the event the transactions set forth herein do not constitute an absolute assignment, it shall constitute the granting of a security interest by the Sellers in favor of the Buyer in the Specified Assets as provided in Section 2.7 of the Purchase Agreement.

          This Initial PA Assignment is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which the Seller is a party. The Seller acknowledges and agrees that Buyer is accepting this Initial PA Assignment in reliance on the representations, warranties and covenants of the Seller contained in the Transaction Documents to which the Seller is a party.

          THIS INITIAL PA ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE AGREEMENT AND THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the undersigned has caused this Initial PA Assignment to be duly executed and delivered by its duly Authorized Officer as of the date first above written.

                                           ALLIANCE LAUNDRY SYSTEMS LLC


                                           By:  /s/ Bruce P. Rounds
                                               ---------------------------------
                                           Title:  Vice President, CFO &
                                                   Treasurer
                                                  ------------------------------

                                   EXHIBIT A-2

                        FORM OF SUBSEQUENT PA ASSIGNMENT

                                November 26, 2002

                                     [Date]

          Reference is made to the Purchase Agreement, dated as of November 26, 2002 (as the same maybe amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement") among Alliance Laundry Systems LLC and certain of its subsidiaries, as Sellers, and Alliance Laundry Equipment Receivable 2002 LLC ("Buyer"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in Appendix A to the Pooling and Servicing Agreement referred to in the Agreement, and this Subsequent PA Assignment shall be interpreted in accordance with the conventions set forth in Part B of such Appendix A.

          The undersigned (the "Seller") hereby sells, transfers, assigns, sets over and conveys unto Buyer all right, title and interest of the Seller in, to and under Purchased Property and Related Assets which the Seller has agreed to transfer on such Purchase Date pursuant to Section 2.2 of the Agreement.

          As set forth in Section 2.7 of the Purchase Agreement, the parties hereto intend that the transactions set forth herein constitute an absolute conveyance by the Sellers to the Buyer of Specified Assets or true sales by the Sellers to the Buyer with the full benefits of ownership. In the event the transactions set forth herein do not constitute an absolute assignment, it shall constitute the granting of a security interest by the Sellers in favor of the Buyer in the Specified Assets as provided in Section 2.7 of the Purchase Agreement.

          This Subsequent PA Assignment is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which the Seller is a party. The Seller acknowledges and agrees that Buyer is accepting this Subsequent PA Assignment in reliance on the representations, warranties and covenants of the Seller contained in the Transaction Documents to which the Seller is a party.

          THIS SUBSEQUENT PA ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE AGREEMENT AND THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the undersigned has caused this Subsequent PA Assignment to be duly executed and delivered by its duly Authorized Officer as of the date first above written.

                                            ALLIANCE LAUNDRY SYSTEMS LLC


                                            By:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                 SCHEDULE 3.1(k)

                         PERFECTION CERTIFICATE - SELLER

          The undersigned, the Secretary, of Alliance Laundry Systems LLC (the "Company"), hereby certifies, with reference to the certain Purchase Agreement, dated as of November 26, 2002 (terms defined in such Purchase Agreement having the same meanings herein as specified therein), among the Company, certain Affiliates of the Company and Alliance Laundry Equipment Receivables 2002 LLC (the "Lender"), to the Lender as follows:

     1. Name. The exact legal name of the Company as that name appears on its Certificate of Formation is as follows:

     Alliance Laundry Systems LLC

     2. Other Identifying Factors.

     (a) The following is the mailing address of the Company:

     Shepard Street
     P.O. Box 990
     Ripon, WI 54971

     (b) If different from its mailing address, the Company's place of business or, if more than one, its chief executive office is located at the following address:

     (c) The following is the type of organization of the Company:

     Limited Liability Company

     (d) The following is the jurisdiction of the Company's organization:

     Delaware

     (e) The following is the Company's state issued organizational identification number [state "None" if the state does not issue such a number];

     Delaware Identification Number: 2889472

     3. Other Names, Etc.

     (a) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

     Speed Queen   Huebsch
     UniMac        Ajax

     (b) Attached hereto is the information required in Section 2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

     Not Applicable

     4. Other Current Locations.

     (a) The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Specified Assets consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

     None

     (b) The following are all other locations in the United States of America where any of the Specified Assets consisting of inventory or equipment is located:

     Not Applicable

     (c) The following are the names and addresses of all persons or entities other than the Company, such as, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Specified Assets consisting of instruments, chattel paper, inventory or equipment:

     LaSalle Bank National Association
     2571 Busse Road
     Suite 200
     Elk Grove Village, IL 60007

     5. Prior Locations.

     (a) Set forth below is the information required by Section 4(a) with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

     Not Applicable

     IN WITNESS WHEREOF, we have hereunto signed this Certificate on November 26, 2002.

                                              ALLIANCE LAUNDRY SYSTEMS LLC


                                              By:  /s/ Scott L. Spiller
                                                  ------------------------
                                              Name:  Scott L. Spiller
                                              Title: VP, Law and Human Resource
                                                     & Secretary

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                                 SECTION 3.1(p)
                     ACCOUNT BANKS AND PAYMENT INSTRUCTIONS

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                                   APPENDIX A

                                   DEFINITIONS

A. All capitalized terms used in this Agreement but not otherwise defined shall have the respective meanings assigned to them in Part I of Appendix A to the Pooling and Servicing Agreement. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, another Person or any Subsidiary of such other Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

          "Aggregate Unpaid Balance" is defined in Section 2.1 of this Agreement.

          "ALH" means Alliance Laundry Holdings LLC, a limited liability company organized under the laws of the State of Delaware.

          "Allocated Transfer Consideration" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "ALS" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Authorized Officer" means, with respect to Buyer or any Seller, the Chief Executive Officer, the President, the Vice President, the Secretary, the Assistant Secretary, the Chief Financial Officer, the Treasurer, the Assistant Treasurer and any other Officer duly appointed by its board of managers.

          "Bank Account" means any "deposit account" as defined in Section 9-102(a)(29) of the UCC, whether now owned or hereafter acquired by the Issuer.

          "Business Day" means a day (other than a Saturday or Sunday) (i) on which commercial banks in New York, New York are not authorized or required to be closed for business, and (ii) if such day relates to the funding or pricing of any interest in the Eurodollar markets, on which commercial banks in London are not authorized or required to be closed for business.

          "Buyer" is defined in the preamble to this Agreement.

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          "Calculation Period" means (i) with respect to any Receivable, a period beginning on the first day and ending on the last day of each fiscal month of a Seller; provided, however, that the initial Calculation Period for Receivables shall commence on October 1, 2002 and end on November 3, 2002 and
(ii) with respect to any Equipment Loan, a period beginning on the first day and ending on the last day of each calendar month; provided, however, that the initial Calculation Period for the Equipment Loans shall commence on October 1, 2002 and end on November 3, 2002.

          "Closing Date" means November 26, 2002.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral Documents" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Collections" means, with respect to any Conveyed Asset, all cash collections and other proceeds, whether in the form of cash, checks, drafts or other instruments, in respect of such Conveyed Asset, Related Assets with respect to such Conveyed Asset, whether the same represent principal, Finance Charges, insurance proceeds of Related Security (that the applicable Seller or the Servicer applies in the ordinary course of its business to amounts owed in respect of any such Conveyed Asset and net proceeds of any sale or other disposition of repossessed goods that were the subject of any such Conveyed Asset), or otherwise, including all such amounts received on or after the Cutoff Date..

          "Common Non-Trust Collateral" is defined in Section 5.1(u) of this Agreement.

          "Common Trust Collateral" is defined in Section 5.1(k) of this Agreement.

          "Contract" means an agreement between a Seller and any Person pursuant to which such Person is obligated to make payments in respect of any Conveyed Assets or Related Asset.

          "Control Party" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Conversion Date" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Conveyed Asset" means either or both, as the context may require, of an Equipment Loan or a Receivable.

          "Conveyed Assets" is defined in Section 2.2 of this Agreement.

          "Credit Agreement" is defined in Section 3.1(m) of this Agreement.

          "Credit and Collection Policy" means either or both, as the context may require, of the Equipment Loan Credit and Collection Policy and the Receivables Credit and Collection

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Policy.

          "Custodian" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Cutoff Date" means the last day of any Calculation Period.

          "Days Sales Outstanding - Receivables" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Default Ratio" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Defaulted Asset" means either or both, as the context may require, of a Defaulted Equipment Loan or Defaulted Receivable.

          "Defaulted Equipment Loan" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Defaulted Receivable" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Determination Date" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Diluted Receivable" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Discount Rate" is defined in Section 2.11(d) of this Agreement.

          "Dollars" means dollars in lawful money of the United States of America.

          "Domestic Person" means any Person that is organized under the laws of the United States or any State thereof, or has a place of business located in the United States or otherwise is subject to the jurisdiction of one or more civil courts of the United States (other than by reason of contractual submission to such jurisdiction).

          "Eligible Equipment Loan" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Eligible Receivable" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Equipment" means equipment that conforms with the Equipment Loan Credit and Collection Policy (including renewals and replacements thereof and additions thereto).

          "Equipment Loan" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

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          "Equipment Loan Documents" shall mean, with respect to an Equipment
Loan, the following documents:

          (i) an originally executed counterpart of the related loan agreement, executed by a duly authorized representative of the Obligor and the applicable Seller;

          (ii) the originally executed Equipment Note, executed by a duly authorized representative of the Obligor;

          (iii) if received, the acknowledgment copy of each UCC-1 Financing Statement filed or recorded in connection with such Equipment Loan, with evidence of filing or recording thereon, or if not yet received, a copy of each such UCC-1 Financing Statement, if any;

          (iv) if received, the acknowledgment copy of each filed or recorded intervening UCC-3 assignment, showing a chain to the Borrower, of each UCC-1 Financing Statement, or if not yet received, a copy of each such UCC-3 assignment, if any;

          (v) a copy of an insurance certificate or other evidence satisfactory to Buyer that all insurance policies required to be maintained by the related Obligor with respect to the related Equipment are in full force and effect; and

          (vi) all documents (if any) evidencing or relating to Supporting Obligations for such Equipment Loan, including recourse or support obligations, guarantees, indemnities or security, and all letters of credit relating thereto (if any).

          "Equipment Loan Credit and Collection Policy" means Seller's credit and collection policies and practices relating to Contracts and Equipment Loans existing on the date hereof, as modified from time to time in accordance with this Agreement, or such other Seller's credit and collection policies and practices which are the same in all material respects as the Servicer's credit and collection policies and practices.

          "Equipment Note" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer with Seller under Section 414 of the Code.

          "ERISA Event" shall mean (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of

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ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the
Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA upon the termination of any Plan or the withdrawal or partial withdrawal of Seller or any ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by Seller or any ERISA Affiliate from the Pension Benefit Guaranty Corporation of any notice relating to the intention to terminate any Plan or to appoint a trustee to administer any Plan; (g) the receipt by Seller or any ERISA Affiliate of any notice concerning the imposition of withdrawal liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; and (h) the occurrence of a "prohibited transaction" with respect to which the Borrower is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which the Borrower could otherwise be liable.

          "Event of Default" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Exempt Collateral" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

          "Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

          "Funding Date" means the Purchase Date on which a Seller transfers property to the Buyer, and the date on which Buyer further transfers to the Issuer, Conveyed Assets or an interest therein and same are financed by a Third Party Financier.

          "Funding Date Data Pool Report" means, with respect to any Funding Date, a computer diskette or direct modem electronic transmission, containing
(i) a complete data profile report in Excel format substantially in the form to be agreed by the first Funding Date (including updated data of the Specified Assets held by the Buyer as of the end of such Funding Date after giving effect to the contemplated transfer of Conveyed Assets and Related Assets on such Funding Date), (ii) the invoice numbers and associated Unpaid Balances of all Receivables and Equipment Loans to be acquired by Buyer on such Funding Date,
(iii) the Schedule of Loans on the Schedule of Receivables as of the relevant Cutoff Date, as applicable (which shall identify which Equipment Loans are Eligible Equipment Loans or which Receivables are Eligible Receivables, as applicable) and (iv) any other information reasonably requested by Buyer, the Control Party, the Indenture Trustee or any Co-Administrative Agent.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board and the rules and regulations of the Securities and Exchange Commission. If applicable, the term GAAP shall

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refer to generally accepted accounting principles in Canada.

          "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity in the United States of America that exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Holder" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Indenture" is the Indenture, dated as of November 26, 2002 between the Issuer and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.

          "Indenture Trustee" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Ineligible Conveyed Asset" means, on the date of determination, a Conveyed Asset acquired by Buyer which does not constitute either an Eligible Receivable or an Eligible Equipment Loan.

          "Initial Cutoff Date" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Initial PA Assignment" means an assignment by a Seller, substantially in the form of Exhibit A-1 to this Agreement, evidencing Buyer's acquisition of the Conveyed Assets and Related Assets generated by such Seller, as it may be amended, supplemented or otherwise modified from time to time.

          "Initial Transferred Assets" is defined in Section 2.1 of this Agreement.

          "Insolvency Event" means, for any Person, any of the following events:

          (i) such Person shall generally not pay its debts as such debts become due; or

          (ii) such Person shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property and, solely in the case of such a proceeding instituted against such Person, such proceeding continues undismissed or unstayed for a period of 60 consecutive days, or (iii) such Person shall take any corporate action to authorize any of the actions set forth in clause (ii) above.

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          "Insurer" means Ambac Assurance Corporation, a stock insurance company organized and existing under the laws of the State of Wisconsin, and any successor thereto.

          "Lien" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Loan Balance" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Lockbox Account" means the lockboxes, related demand deposit accounts and other bank accounts maintained at the financial institutions listed on
Schedule 3.1(p) to this Agreement, into which Collections from the Conveyed Assets are deposited, and any bank account that is hereafter established at any financial institution for such purpose.

          "Lockbox Agreements" means any letter agreement among a Lockbox Bank, the Issuer and the Servicer, as any such letter agreement may be amended, supplemented or modified from time to time in accordance with its terms.

          "Lockbox Bank" means any of the banks at which one or more Lockbox Accounts are maintained from time to time.

          "Loss Discount" is defined in Section 2.11(b) of this Agreement.

          "Material Adverse Effect" means, with respect to any event or circumstances, a material adverse effect on (a) the business, financial condition, operations or assets of the Issuer or of the Issuer, Buyer, Seller or Servicer (taken as a whole), (b) the ability of any Issuer, Buyer, Seller or Servicer to perform its obligations under any Transaction Document, (c) the validity, enforceability of, or collectibility of, amounts payable by any Issuer, Buyer, Seller or Servicer under any Transaction Document to which it is a party, (d) the status, existence, perfection or priority of the interest of any of the Third Party Financier in the Conveyed Assets and Related Assets, (e) the validity, enforceability or collectibility of all or any portion of the Conveyed Assets and Related Assets (amounts in excess of $1,000,000 shall be deemed to result in a Material Adverse Effect) or (f) the ability of any of the Third Party Financier to exercise its control or consent rights or monitor the performance of the Conveyed Assets and Related Assets and compliance of the Issuer, Buyer, Seller or Servicer to the Transaction Documents.

          "Monthly Period" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Monthly Report" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Monthly Report Date" means the tenth Business Day following the end of any calendar month.

          "Non-Trust Loan" is defined in Section 5.1(k) of this Agreement.

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          "Notes" is defined in Part I of Appendix A to the Pooling and
Servicing Agreement.

          "Obligations" means (a) all obligations of Buyer to the Third Party Financiers arising under or in connection with the applicable Third Party Documents, and (b) all obligations of a Seller to Buyer and any other RPA Indemnified Party arising under or in connection with this Agreement or any other Transaction Documents, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

          "Obligor" means a Person obligated to make payments pursuant to a Conveyed Asset and/or Contract.

          "Operative Documents" means, with respect to a Person, (i) if such Person is a limited liability company, its certificate of formation and limited liability company agreement or otherwise titled operative agreement and (ii) if such Person is a corporation, its articles of incorporation and by-laws.

          "PBGC" or "Pension Benefit Guaranty Corporation" means the Pension Benefit Guaranty Corporation created under Section 4002(a) of ERISA or any successor thereto.

          "Permitted Adverse Claim" means (a) ownership, security interests or other rights and interests arising under the Transaction Documents and the Third Party Documents, (b) any Adverse Claim to be released simultaneously with the Purchase by Buyer hereunder, (c) Adverse Claims arising solely as a result of any action taken by any Third Party Financier under this Agreement or the applicable Transaction Documents, and (d) with respect to Receivable Lockbox Accounts, liens in favor of the Lockbox Banks in respect of their fee, and right of reimbursement for uncollected funds.

          "Person" means an individual, partnership, corporation, association, trust, or any other entity, or organization, including a government or political subdivision or agency or instrumentality thereof.

          "Plan" means any defined benefit plan maintained or contributed to by Seller or any Subsidiary of Seller or by any trade or business (whether or not incorporated) under common control with Seller or any Subsidiary of Seller as defined in Section 4001 (b) of ERISA and insured by the PBGC under Title IV of ERISA.

          "Pooling and Servicing Agreement" is the Pooling and Servicing Agreement, dated as of November 26, 2002, among ALS, the Seller and the Issuer, as amended, supplemented or modified from time to time.

          "Prime Rate" shall mean the prime rate as published in The Wall Street Journal, determined as of each last Business Day of the fiscal month of Seller.

          "Proceeds" shall have the meaning set forth in the UCC.

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          "Process Agent" is defined in Section 9.7 of this Agreement.

          "Purchase" means each purchase of Conveyed Assets and Related Assets by Buyer from a Seller under this Agreement.

          "Purchase Date" means, with respect to any Conveyed Assets, the Funding Date specified in Section 2.2 of this Agreement as the date on which such Conveyed Assets are transferred by the applicable Seller to the Buyer.

          "Purchase Discount Reserve Ratio" is defined in Section 2.11 of this Agreement.

          "Purchase Price" is defined in Section 2.10 of this Agreement.

          "Purchase Price Credit" is defined in Section 2.12 of this Agreement.

          "Purchase Price Percentage" is defined in Section 2.11 of this Agreement.

          "Purchase Termination Date" means the earlier to occur of (a) the date specified by Seller pursuant to Section 7.1 of this Agreement and (b) the date on which any event referred to in Section 7.2 of this Agreement initially occurs.

          "Purchased Equipment Loans" is defined in Section 2.2 of this Agreement.

          "Purchased Receivables" is defined in Section 2.2 of this Agreement.

          "Rapid Amortization Event" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Rating Agencies" means Standard & Poor's Rating Services and Moody's Investors Services.

          "Rating Agency Condition" means, with respect to any action to be taken or proposed action to be taken, shall mean that (x) each Rating Agency shall have notified the Issuer, the Servicer, Control Party and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of any rating at issuance of outstanding Notes with respect to which it is a Rating Agency, including any underlying rating issued to the Insurer of such Notes as if such Notes were issued without the benefit of any credit enhancement provided by such Insurer and (y) the Control Party shall have consented in writing thereto.

          "Receivable" means any indebtedness and other obligations (excluding obligations under any Equipment Loans) owed (before giving effect to any transfer or conveyance contemplated under this Agreement) to a Seller, whether constituting an account, chattel paper or general intangible, arising in connection with the sale of goods or merchandise or the rendering of services by such Seller or any of Subsidiaries that have been approved in writing by the Control Party and includes the obligation to pay any Finance Charges with respect thereto.

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          "Receivable Lockbox Accounts" means each of those lockboxes and related demand deposit accounts, which are listed on Schedule 3.1(p), and each additional or substitute lockbox and demand deposit account.

          "Receivable Repurchase Amount" is defined in Section 2.12 hereof.

          "Receivables Credit and Collection Policy" means Seller's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof, as modified from time to time in accordance with this Agreement, or such other Seller's credit and collection policies and practices which are the same in all material respects as the Servicer's credit and collection policies and practices.

          "Records" means, with respect to any Conveyed Asset, all Contracts and other documents, books, records and other information (including, without limitation, computer tapes, disks, punch cards, data processing software and related property and rights) relating to such Conveyed Asset, any Related Security therefor and the related Obligor.

          "Related Assets" is defined in Section 2.2 of this Agreement.

          "Related Security" means, with respect to any Conveyed Asset:

          (i) with respect to a Purchased Equipment Loan, the Equipment Loan Documents related thereto;

          (ii) with respect to Purchased Equipment Loan, all of Seller's rights to the related Equipment, including, without limitation, all security interests therein granted by Obligors pursuant to the Equipment Loan Documents related to the Purchased Equipment Loans and any other Collateral securing such Purchased Equipment Loans.

          (iii) all rights, remedies, powers and privileges of the applicable Seller under the applicable Equipment Loan Documents (including all rights of such Seller in and to the Equipment and other interests that are the subject of the applicable Equipment Loans) and the Purchased Receivables;

          (iv) all Servicing Records and other books and Records relating to any of the foregoing;

          (v) all recourse or support obligations, surety bonds, guarantees, indemnities and security relating to any of the foregoing and all letters of credit relative thereto and all Proceeds thereof;

          (vi) all insurance policies covering the related Equipment and any proceeds with respect thereto and all FCIA Insurance covering Receivables the Obligors with respect to which are not resident in the United States;

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          (vii) to the extent not included in the foregoing, all "accounts,"
     "chattel paper," "instruments," "goods" and "general intangibles" (as defined in the UCC) relating to or constituting any and all of the foregoing in whole or in part; and

          (viii) all replacements, substitutions, distributions on, or Proceeds of, any of the foregoing.

          "Reporting Date" means:

          (a) if ALH is required to report its financial statements to only the Securities and Exchange Commission, such date following the end of ALH's annual or quarterly period as the Securities and Exchange Commission shall require for delivery of financial statements to it by ALH;

          (b) if ALH is required to report its financial statements to only the Ontario Securities Commission, such date following the end of ALH's annual or quarterly period as the Ontario Securities Commission shall require for delivery of financial statements to it by ALH;

          (c) if ALH is required to report its financial statements to both the Securities and Exchange Commission and the Ontario Securities Commission, the earlier of such dates as such commission shall require for delivery of financial statements to it by ALH; or

          (d) if ALH is not required to report its financial statements to either the Securities and Exchange Commission or the Ontario Securities Commission, forty-five (45) days after the end of each fiscal quarter of ALH and ninety (90) days after the end of each fiscal year of ALH.

          "RPA Indemnified Losses" is defined in Section 8.1 of this Agreement.

          "RPA Indemnified Party" is defined in Section 8.1 of this Agreement.

          "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Seller" means ALS and each of its Subsidiaries from time to time being party to this Agreement as a "Seller" pursuant to Section 2.8 hereof.

          "Seller Person" means Seller and each of its Affiliates (other than Buyer).

          "Seller Conveyed Assets Review" is defined in Section 5.1(c) of this Agreement.

          "Servicer Default" is defined in Part I of Appendix A to the Pooling and Servicing Agreement.

          "Servicing Records" shall mean all servicing records, including any and all

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servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of the Conveyed Assets.

          "Settlement Date" means (i) with respect to the Receivables, the eighth Business Day of each fiscal month of Seller and (ii) with respect to the Equipment Loans, the eighth Business Day of each calendar month of Seller.

          "Settlement Period" means each period from one Settlement Date to the day prior to the next Settlement Date.

          "Specified Assets" is defined in Section 2.2 of this Agreement.

          "Subsequent PA Assignment" means an assignment by a Seller, substantially in the form of Exhibit A-2 to this Agreement, evidencing Buyer's acquisition of the Conveyed Assets and Related Assets generated by such Seller, as it may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Seller.

          "Supporting Obligations" shall have the meaning set forth in the UCC.

          "Tax or ERISA Lien" means a lien arising under Section 6321 of the Internal Revenue Code or Section 302(f) or 4068 of ERISA.

          "Termination of Sale Notice" is defined in Section 7.1 of this Agreement.

          "Third Party Documents" means the Pooling and Servicing Agreement, and with respect to a Third Party Financier, all other documents executed in connection with the financing or guaranty or credit enhancement provided by such Third Party Financier (other than the Transaction Documents).

          "Third Party Financier" means (i) the Noteholders under the Indenture and any agent thereof, (ii) the Insurer and (iii) a Person other than Buyer, Seller or its Affiliate which is to acquire from Buyer the title, ownership, beneficial interest or security interest in any Specified Assets pursuant to the applicable Third Party Documents.

          "Total Consideration" is defined in Section 2.12(a) of this Agreement.

          "Transaction Documents" means, collectively, this Agreement, the Pooling and

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Servicing Agreement, each Contract, the Lockbox Agreements, any Seller's
Operative Document and all other instruments, documents and agreements executed and delivered by any Seller in connection therewith.

          "Transferred Asset" means any Specified Asset, the ownership or the beneficial interest in which is sold, assigned, pledged or otherwise transferred to a Third Party Financier pursuant to the applicable Third Party Documents.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

          "Unpaid Balance" means, with respect to any Purchased Receivable at any time, the unpaid principal amount thereof (after giving effect to all prepayments) as shown in the books of Seller or Servicer at such time including any amount payable in respect of Finance Charges or shipping, packaging, handling or similar costs; and with respect to any Purchased Equipment Loan, as of any Cutoff Date, the unpaid principal balance of such Purchased Equipment Loan, as shown on the books of such Seller as of such date and as of any Accounting Date, the Loan Balance thereof.

          "Write-Off" means any Conveyed Asset that, consistent with the applicable Credit and Collection Policy, has been written off as uncollectible.

     B. Other Interpretative Matters. For purposes of any Transaction Document, unless otherwise specified therein: (1) accounting terms used and not specifically defined therein shall be construed in accordance with GAAP; (2) terms used in Article 9 of the New York UCC, and not specifically defined in that Transaction Document, are used therein as defined in such Article 9; (3) the term "including" means "including without limitation," and other forms of the verb "to include" have correlative meanings; (4) references to any Person include such Person's permitted successors; (5) in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; (6) the words "hereof, "herein" and "hereunder" and words of similar import refer to such Transaction Document as a whole and not to any particular provision of such Transaction Document; (7) references to "Section," "Schedule" and "Exhibit" in such Transaction Document are references to Sections, Schedules and Exhibits in or to such Transaction Document; (8) the various captions (including any table of contents) are provided solely for convenience of reference and shall not affect the meaning or interpretation of such Transaction Document; and (9) references to any statute or regulation refer to that Statute or regulation as amended from time to time, and include any successor statute or regulation of similar import.

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

                                   APPENDIX B

                         Notice Addresses and Procedures

          All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under this Agreement to be made upon, given or furnished to or filed with Seller, the Servicer, the Transferor, the Rating Agencies or any Third Party Financier shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail return receipt requested, and shall be deemed to have been duly given upon receipt:

          (a)  in the case of the Buyer, at the following address:

               Alliance Laundry Equipment Receivables 2002 LLC
               c/o The Corporation Trust Company
               1209 Orange Street
               Wilmington, Delaware 19801

          with a copy to:

               Alliance Laundry Equipment Receivables 2002 LLC
               Shepard Street
               P. O. Box 990
               Ripon, WI  54971-0990
               Attention: General Counsel
               Telecopy: 920-748-4334
               Confirmation: 920-748-4320

          (b) in the case of the Seller and the Servicer, at the following address:

               Alliance Laundry Systems LLC
               Shepard Street
               P. O. Box 990
               Ripon, WI  54971-0990
               Attention: Treasurer
               Telecopy: 920-748-1629
               Confirmation: 920-748-1630

          with a copy to:

               Alliance Laundry Systems LLC
               Shepard Street
               P. O. Box 990
               Ripon, WI  54971-0990

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

               Attention: General Counsel
               Telecopy: 920-748-4334
               Confirmation: 920-748-4320

          with a copy to:

               Ropes & Gray
               One International Plaza
               Boston, MA  02110
               Attention: Alison Bloomberg
               Telecopy: 617-951-7050
               Confirmation: 617-951-7581

          (c)  in the case of the Indenture Trustee, at its Corporate Trust
               Office

          (d) in the case of the Issuer or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office, with copies to:

               Alliance Laundry Equipment Receivables 2002 LLC
               Shepard Street
               P. O. Box 990
               Ripon, WI  54971-0990
               Attention: Treasurer
               Telecopy: 920-748-1629
               Confirmation: 920-748-1634

               and:

               Alliance Laundry Equipment Receivables 2002 LLC
               Shepard Street
               P. O. Box 990
               Ripon, WI  54971-0990
               Attention: General Counsel
               Telecopy: 920-748-4334
               Confirmation: 920-748-4320

          with a copy to:

               Ropes & Gray
               One International Plaza
               Boston, MA  02110
               Attention: Alison Bloomberg
               Telecopy: 617-951-7050
               Confirmation: 617-951-7581

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

          The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

          (e)  in the case of Moody's Investors Service, to:

               Moody's Investors Service
               ABS Monitoring Department
               99 Church Street
               New York, New York 10007
               Telecopy: 212-552-4642
               Confirmation:212-553-0300

          (f)  in the case of Standard & Poor's Ratings Services, to:

               Standard & Poor's Ratings Services
               55 Water Street
               New York, New York 10041
               Attention:  Asset Backed Surveillance Department
               Telecopy: 212-438-2648
               Confirmation:  212-438-2000

          (g)  in the case of Ambac Assurance Corporation, to:

               Ambac Assurance Corporation
               One State Street Plaza
               New York, New York 10004
               Attention: Structured Finance Department - ABS
               Telecopy No.: 212-208-3547
               Confirmation: 212-668-0340

          (h) in each case in which notice or other communication to the Insurer refers to Servicer Default, an Event of Default, a Rapid Amortization Event, a claim on the Ambac Insurance Policy or any event with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication shall also be sent to the attention of the general counsel of each of the Insurer and the Indenture Trustee and shall be marked to indicate "URGENT MATERIAL ENCLOSED."

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

          (i)  in the case of counsel to Insurer:

               Clifford Chance Rogers & Wells
               200 Park Avenue
               New York, New York 10166
               Attention:  Barbara Goodstein
               Telecopy:  212-878-8375
               Confirmation:  212-878-8000

          (j)  and in the case of counsel to Indenture Trustee:

               Emmet, Marvin & Martin
               120 Broadway, 32nd Floor
               New York, New York 10271
               Attention:  Shira Rothschild
               Telecopy:  212-238-3100
               Confirmation: 212-238-3137

          (k)  in the case of the Noteholders, to:

               Bear, Stearns & Co., Inc.
               383 Madison Avenue
               New York, NY 10179
               Attention:
                          --------------
               Telecopy No.:
                             --------------
               Confirmation: 800-999-2000

               CIBC World Markets Corp., as Agent
               425 Lexington Avenue
               New York, NY 10017
               Attention: Asset Securitization Group: Attention: Jeff Bazoian Telecopy No.: 212-856-3643
               Confirmation: 212-856-4000

or at such other address as shall be designated by such party in a written notice to the other parties to this Agreement.

          Where any Basic Document provides for notice to the Noteholders of any condition or event, such notice shall be sufficiently given (unless otherwise expressly provided in a Basic Document) if it is in writing and mailed, first-class, postage prepaid to each Noteholder affected by such condition or event, at such Person's address as it appears on the Note Register or Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to

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

any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

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